                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (Amendment No.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Southeast Acquisitions III, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                        SOUTHEAST ACQUISITIONS III, L.P.
                            250 KING OF PRUSSIA ROAD
                              RADNOR, PENNSYLVANIA
                                     19087
                                 (610) 964-7254

                                 April __, 1997


Dear Limited Partner:

         Southeast Acquisitions, Inc., General Partner of Southeast Acquisitions III, L.P. (the "Partnership") is soliciting your vote on certain alternative amendments to the Partnership Agreement.

         The enclosed Proxy Statement discusses the alternative amendments in further detail. We encourage you to read the Proxy Statement and then vote your Units by filling out the enclosed proxy card and returning it to D.F. King & Co., Inc. in the enclosed, postage paid, business reply envelope. If you have any questions concerning these proposals, please call the General Partner at
(610) 964-7254.

         The enclosed Proxy Statement has been mailed by certified mail to the record holders of Limited Partnership Units. Thank you for your consideration of these proposals.

                           Very truly yours,

                           SOUTHEAST ACQUISITIONS, INC.
                           General Partner of Southeast Acquisitions III, L.P.


                           ____________________________________________________
                           Arthur W. Mullin
                           President

                        SOUTHEAST ACQUISITIONS III, L.P.

                          NOTICE OF SPECIAL MEETING OF
                     THE LIMITED PARTNERS ON JUNE 10, 1997


To the Limited Partners of Southeast Acquisitions III, L.P.:

         A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions III, L.P. (the "Partnership") will be held at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee 37211 on Tuesday, June 10, 1997 at 2:00 p.m., Central Daylight Savings Time, or at any adjournment thereof, to consider and vote upon alternative amendments (the "Alternative Amendments") to the Partnership Agreement (the "Partnership Agreement"). ONLY ONE OF THE ALTERNATIVE AMENDMENTS CAN BE ADOPTED.

         The First Alternative Amendments would: (i) substitute Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new General Partner of the Partnership; (ii) extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2000; (iii) authorize new commissions and new management fees for the New General Partner; and (iv) modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of April 24, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.

         The Second Alternative Amendments would: (i) extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2000 with Southeast Acquisitions, Inc. remaining as General Partner; (ii) authorize new commissions, payable to the General Partner on the sale or sales of the Properties, effective as of the date the Second Alternative Amendments are adopted and new management fees for the General Partner, effective following December 31, 1999; and (iii) delete from the Partnership Agreement the requirement that, under certain circumstances, a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership in a single sale.

         The accompanying proxy statement (the "Proxy Statement") describes the Alternative Amendments. The Proxy Statement also contains as exhibits copies of the Partnership Agreement and the proposed Alternative Amendments.

         Only Limited Partners of record as of the close of business on April 24, 1997 are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. If you cannot attend the Special Meeting, please complete, sign, date, and return the accompanying proxy card in the enclosed stamped and self-addressed envelope so that the proxyholders may vote the Units that you hold as a Limited Partner pursuant to your instructions. If you attend the Special Meeting, you may revoke your proxy and vote such Units in person.

                                  Very truly yours,

                                  SOUTHEAST ACQUISITIONS, INC.,
                                  General Partner


April __, 1997

                        SOUTHEAST ACQUISITIONS III, L.P.

                                 PROXY STATEMENT

                             ----------------------

                     SPECIAL MEETING OF THE LIMITED PARTNERS
                           TO BE HELD ON JUNE 10, 1997


         Southeast Acquisitions III, L.P. (the "Partnership") will hold a special meeting of its limited partners (the "Limited Partners") at 2:00 p.m., Central Daylight Savings Time, on Tuesday, June 10, 1997 or at any adjournment thereof (the "Special Meeting") to consider and vote upon alternative amendments (the "Alternative Amendments") to the Partnership Agreement (the "Partnership Agreement"). ONLY ONE OF THE ALTERNATIVE AMENDMENTS CAN BE ADOPTED.

         The First Alternative Amendments would: (i) substitute Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new General Partner of the Partnership; (ii) extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2000; (iii) authorize new commissions, payable to the New General Partner or an Affiliate on the sale or sales of the Properties, and new management fees for the New General Partner, both to be effective as of the date the First Alternative Amendments are adopted and the New General Partner signs the Partnership Agreement; and (iv) modify the Partnership Agreement to require that a majority in interest of the Limited Partners must consent to a sale or disposition in a single sale of 60% or more of the real estate acreage held by the Partnership as of April 24, 1997 unless in connection with a liquidation of the Partnership pursuant to the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold.

         The Second Alternative Amendments would: (i) extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2000, with Southeast Acquisitions, Inc. remaining as General Partner; (ii) authorize new commissions, payable to the General Partner or an Affiliate on the sale or sales of the Properties, effective as of the date the Second Alternative Amendments are adopted and new management fees for the General Partner, effective following December 31, 1999; and (iii) delete from the Partnership Agreement the requirement that a majority in interest of the Limited Partners consent to a sale or disposition of all or substantially all the assets of the Partnership in a single sale unless in connection with a liquidation of the Partnership under the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

         The Partnership will mail this Proxy Statement (this "Proxy Statement") on or about April 24, 1997.

         The Alternative Amendments present both new opportunities and additional risks for the Partnership. See "Risk Factors to be Considered".

         YOU MAY VOTE IN FAVOR OF OR AGAINST OR ABSTAIN FROM VOTING WITH RESPECT TO ONE OR BOTH OF THE ALTERNATIVE AMENDMENTS. HOWEVER, YOU MUST VOTE EITHER FOR OR AGAINST, OR ABSTAIN FROM VOTING WITH RESPECT TO ALL THE AMENDMENTS CONTAINED IN EACH OF THE ALTERNATIVE AMENDMENTS. YOU MAY NOT VOTE TO APPROVE, DISAPPROVE OR ABSTAIN FROM VOTING WITH RESPECT TO LESS THAN ALL THE AMENDMENTS CONTAINED IN EACH ALTERNATIVE AMENDMENTS.

         IF YOU VOTE IN FAVOR OF BOTH ALTERNATIVE AMENDMENTS, YOUR VOTE WILL BE COUNTED AS A VOTE FIRST FOR THE FIRST ALTERNATIVE AMENDMENTS AND ONLY AS A VOTE FOR THE SECOND ALTERNATIVE AMENDMENTS IF THE FIRST ALTERNATIVE AMENDMENTS ARE NOT ADOPTED.

         IF YOU RETURN A SIGNED PROXY CARD WITHOUT INDICATING HOW YOU WISH TO VOTE ON EITHER OF THE ALTERNATIVE AMENDMENTS, YOUR VOTE WILL BE COUNTED AS A VOTE FIRST FOR THE FIRST ALTERNATIVE AMENDMENTS AND ONLY AS A VOTE FOR THE SECOND ALTERNATIVE AMENDMENTS IF THE FIRST ALTERNATIVE AMENDMENTS ARE NOT ADOPTED.

         IF THE FIRST ALTERNATIVE AMENDMENTS RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, THE FIRST ALTERNATIVE AMENDMENTS WILL BE ADOPTED, AND ANY VOTE IN FAVOR OF THE SECOND ALTERNATIVE AMENDMENTS WILL BE DISREGARDED.

         IF THE FIRST ALTERNATIVE AMENDMENTS DO NOT RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, VOTES IN FAVOR OF THE SECOND ALTERNATIVE AMENDMENTS WILL BE COUNTED. IF THE SECOND ALTERNATIVE AMENDMENTS RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, THE SECOND ALTERNATIVE AMENDMENTS WILL BE ADOPTED.

         IF NEITHER THE FIRST ALTERNATIVE AMENDMENTS NOR THE SECOND ALTERNATIVE AMENDMENTS RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER OF THE PARTNERSHIP IN ACCORDANCE WITH THE PARTNERSHIP AGREEMENT.

         THE BOARD OF DIRECTORS OF THE GENERAL PARTNER HEREBY SOLICITS YOUR PROXY ON BEHALF OF THE PARTNERSHIP FOR USE AT THE SPECIAL MEETING.

         Only Limited Partners of record as of the close of business on April 24, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. If you cannot attend the Special Meeting, which will be held at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee 37211, you may use the proxy card (the "Proxy Card") accompanying this proxy statement to instruct the proxyholders concerning how to vote the Units that you hold as a Limited Partner.

         The Partnership has engaged D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, Telephone No. (800) 829-6551; Fax No. (212) 809-8839 (the
"Information Agent") to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card to the Limited Partners and other interested persons. To request additional copies of these documents, please contact the Information Agent at the address set forth above. If you cannot attend the Special Meeting, please send your completed Proxy Card to the Information Agent at the address set forth above. Even if you plan to attend the Special Meeting, it is important that you return your completed Proxy Card to the Information Agent. If you have any questions concerning these proposals, please call the General Partner at (610) 964-7254.

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
SUMMARY..................................................................................       7

                  The Alternative Amendments ............................................       7
                  Risk Factors ..........................................................       8
                  History of the Partnership ............................................       9
                  The General Partner ...................................................       9
                  The New General Partner ...............................................      10
                  The Properties ........................................................      11
                  Voting ................................................................      14

RISK FACTORS.............................................................................      15

         FIRST ALTERNATIVE AMENDMENTS ...................................................      15

                  No Assurance of Improved Return .......................................      15
                  Conflict of Interest...................................................      15
                  Age of Principal Member of New General Partner.........................      16
                  Capitalization of New General Partner..................................      16
                  Risk in Extension of Time..............................................      16
                  Risk in Modification of Requirement that Limited Partners..............      16
                           Consent to Sale of All or Substantially All the
                           Assets of the Partnership.....................................

         SECOND ALTERNATIVE AMENDMENTS...................................................      17

                  No Assurance of Improved Return........................................      17
                  Conflict of Interest...................................................      17
                  Capitalization of General Partner......................................      17
                  Risk in Extension of Time..............................................      17
                  Risk in Elimination of Requirement that Limited Partners...............      17
                           Consent to Sale of All or Substantially All the
                           Assets of the Partnership.....................................

HISTORY OF THE PARTNERSHIP...............................................................      18

                  Public Offering........................................................      18
                  Purchase of Properties.................................................      18
                  Distributions .........................................................      18
                  Investment Objectives..................................................      19
                  General Partner's Right to Sell Properties; Reserves...................      19
                  Rights of Limited Partners on Dissolution..............................      19

THE GENERAL PARTNER......................................................................      20

                  Directors and Officers.................................................      20
                  Former Management/Consulting Relationship..............................      21
                  Current Management.....................................................      21
                  Plans of Current Management if New General Partner
                           is Not Approved...............................................      23

                                                                                                    Page
                                                                                                    ----
THE PROPERTIES...........................................................................            23

                  Properties.............................................................            23
                  1996 Sales and Distributions...........................................            24
                  Henry County, Georgia..................................................            24
                  South Fulton County, Georgia...........................................            25
                  Fort Myers, Florida....................................................            27
                  Columbia, South Carolina...............................................            28

THE ALTERNATIVE AMENDMENTS...............................................................            29

                  Reasons for the Alternative Amendments.................................            29
                  Differences Between the Alternative Amendments ........................            30

         FIRST ALTERNATIVE AMENDMENTS....................................................            30

                  Substitution of New General Partner....................................            30
                  Extension of Partnership Term..........................................            32
                  Authorization of Fees and Commissions for New General Partner..........            33
                  Modification of Requirement that Limited Partners Consent to Sale
                           of All or Substantially All the Assets of the Partnership.....            35

         SECOND ALTERNATIVE AMENDMENTS...................................................            35

                  Extension of Partnership Term..........................................            35
                  Authorization of Fees and Commissions for General Partner..............            36
                  Elimination of Requirement that Limited Partners Consent to Sale
                           of All or Substantially All the Assets of the Partnership.....            38

VOTING ..................................................................................            38

                  Eligible Units.........................................................            38
                  Required Legal Opinion.................................................            39
                  Required Vote..........................................................            39
                  Abstentions/Broker Non-Votes...........................................            39
                  Dissenters' Rights ....................................................            39
                  Proxies................................................................            39
                  Revocation of Proxies..................................................            40
                  Information Agent......................................................            40
                  Solicitations by the General Partner...................................            40

OWNERSHIP OF UNITS.......................................................................            40

EXPERTS .................................................................................            41

                                                                                               Page
                                                                                               ----
AVAILABLE INFORMATION....................................................................       41

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..........................................       41

APPENDIX I:  DEFINED TERMS...............................................................       I-1

EXHIBIT A:        PARTNERSHIP AGREEMENT..................................................       A-1

EXHIBIT B:        AMENDMENTS TO PARTNERSHIP AGREEMENT....................................       B-1
                          First Alternative Amendments...................................       B-1
                          Second Alternative Amendments..................................       B-4

EXHIBIT C:        AGREEMENT BETWEEN SOUTHERN MANAGEMENT
                  GROUP OF TENNESSEE, R.W. SORENSON AND THE
                  PARTNERSHIP............................................................       C-1

                                     SUMMARY

         THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

THE ALTERNATIVE AMENDMENTS

         A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions III, L.P. (the "Partnership") will be held at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee, 37211 on Tuesday, June 10, 1997 at 2:00 p.m., Central Daylight Savings Time, or at any adjournment thereof, to consider and vote upon alternative amendments (the "Alternative Amendments") to the Partnership Agreement (the "Partnership Agreement"). ONLY ONE OF THE ALTERNATIVE AMENDMENTS CAN BE ADOPTED.

FIRST ALTERNATIVE AMENDMENTS

         The First Alternative Amendments would: (i) substitute Southern Management Group of Tennessee, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new General Partner of the Partnership; (ii) extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2000; (iii) authorize new commissions and new management fees for the New General Partner; and (iv) modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of Limited Partners must consent to a sale or disposition in a single sale of 60% or more of the real estate acreage held by the Partnership as of April 24, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.

SECOND ALTERNATIVE AMENDMENTS

         The Second Alternative Amendments would: (i) extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2000 with Southeast Acquisitions, Inc. remaining as General Partner; (ii) authorize new commissions, payable to the General Partner on the sale or sales of the Properties, effective as of the date the Second Alternative Amendments are adopted and new management fees for the General Partner, effective following December 31, 1999; and (iii) delete from the Partnership Agreement the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership in a single sale under certain circumstances.

REASONS FOR THE ALTERNATIVE AMENDMENTS

         As part of its responsibility to explore the options for marketing and selling the Properties, and in response to requests from a number of Limited Partners for alternatives, the General Partner is offering the Limited Partners the opportunity to vote to extend the expiration of the term of the Partnership pursuant to either of the two Alternative Amendments.

         The First Alternative Amendments present an extended time period which may provide greater opportunity and latitude to dispose of the Properties, although there is no assurance that this will be accomplished within such extended time period. It also would provide new management with real estate experience in the markets where the Partnership has its Properties to oversee the process. The new fees and commissions are necessary to induce the New General Partner to assume the role of New General Partner for the proposed term, if approved by vote of the Limited Partners.

         Under the Second Alternative Amendments, the General Partner is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on the similar terms and conditions, if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. The General Partner is also only prepared to extend its term upon authorization of additional fees and commissions. The principal difference in the compensation payable to the New General Partner and the General Partner is that no management fees would be payable to the General Partner until after the expiration of the current term.

         In light of the current valuation of the Properties, it is highly unlikely that any sale of the Properties will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, under the current Partnership Agreement, either the General Partner or New General Partner, if it is substituted for the General Partner, would have to obtain the consent to any sale of the Properties in their entirety or any sale of a portion of the Properties which, in the judgment of the General Partner or New General Partner, as the case may be, would amount to a sale of all or substantially all of the assets of the Partnership. There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement.

         In the case of both the First and Second Alternative Amendments, either modifying or eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.(See "THE AMENDMENTS - Reasons for the Amendments" below)

DIFFERENCES BETWEEN THE ALTERNATIVE AMENDMENTS

         The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions: (i) under the First Alternative Amendments, the New General Partner would be substituted for the existing General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the existing General Partner would continue in that capacity for the new term; (ii) under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement; and (iii) under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60 percent or more of the real estate acreage of the Partnership as of April 24, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.

RISK FACTORS

         The Alternative Amendments present both opportunities and risks for the Partnership.

         The principal risks inherent in the adoption of the First Alternative Amendments relate to there being no assurance of an improved return if they are adopted, potential conflicts of interest for the New General Partner, the potential death or disability of the principal member of the New General Partner, minimal capitalization of the New General Partner, possible decrease in value of the Properties if the term of the Partnership is extended and possible sales of the Properties at a low price without consent of the Limited Partners. (See "RISK FACTORS - First Alternative Amendments" below)

         If the General Partner remains as General Partner for the same extended period pursuant to the Second Alternative Amendments, there are also risks associated with there being no assurance of an improved return, potential conflicts of interest for the General Partner, limited capitalization of the General Partner, possible decrease in value of the Properties if the term of the Partnership is extended and possible sales of the Properties at a low price without consent of the Limited Partners. (See "RISK FACTORS- Second Alternative Amendments" below)

HISTORY OF THE PARTNERSHIP

         The Partnership was formed on November 4, 1988, as a Delaware limited partnership, and it terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1999, at which time, if the Partnership is still in existence, it will be dissolved unless the term is extended.

PURCHASE OF PROPERTIES

         Five properties were acquired by the Partnership as described under the heading "Properties" below.

INVESTMENT OBJECTIVES

         The Partnership's primary business objective has been and continues to be to try to realize appreciation in the value of the Properties by holding the Properties for investment and sale, although there has never been any assurance that this will be attained.

         The Partnership has been marketing certain of the Properties, where appropriate in light of market conditions, for a number of years. The General Partner may sell each of the Properties in a single sale or divide them into parcels which would be sold separately. The timing and manner of sale has been and remains within the discretion of the General Partner. (See "HISTORY OF THE PARTNERSHIP" below)

THE GENERAL PARTNER

         The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

         On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a State directed Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts.

OFFICERS

         The officers of the General Partner most directly involved in the management of the General Partner are:

         Arthur W. Mullin. Age 50. Mr. Mullin was elected a Director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in 1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University. (See "THE GENERAL PARTNER - Current Management" below.)

         James W. Kelican, Jr., Age 49. Mr. Kelican was elected a Director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors. (See "THE GENERAL PARTNER - Current Management" below)

FORMER MANAGEMENT/CONSULTING RELATIONSHIP

         Ms. Deborah J. Dillon has been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Properties by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Properties.

         Following her resignation as President in 1993, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner until the end of 1996. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" below)

NEW GENERAL PARTNER

         Under the First Alternative Amendments, Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and Southern Management Group of Tennessee, LLC ("SMGT") would be substituted as the New General Partner effective as of the date a majority in interest of the Units votes to approve the First Alternative Amendments and the New General Partner signs the Partnership Agreement.

         SMGT is a Tennessee Limited Liability Company whose members are Richard
W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, Inc., a Tennessee corporation ("SVC") which owns 49% of SMGT.

         Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States. Mr. Sorenson is a graduate of the Northwestern University Business School with a major in real estate.

         The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. SVC personnel include civil engineers, architects and other real estate professionals whose services will be utilized by SMGT in the management and marketing of the Properties if SMGT is appointed the New General Partner. A more detailed description of these professionals' qualifications is provided below. (See "THE ALTERNATIVE AMENDMENTS - First Alternative Amendments" below)

         For eleven years, Mr. Sorenson has worked with Deborah Dillon, the former President of and consultant to the General Partner.

         Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Properties on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General Partner in connection with sales of Partnership Properties. (See" THE AMENDMENTS - First Alternative Amendments" below)

THE PROPERTIES

PROPERTIES

         All or portions of four of the Properties originally acquired by the Partnership are still owned by the Partnership as follows:

                  (i) +/- 265 acres in Henry County, Georgia which was acquired by the Partnership on June 30, 1989 for a total purchase price of $1,234,474; +/- 234 acres remain unsold.

                  (ii) +/- 211 acres in South Fulton County, Georgia which was acquired by the Partnership on June 1, 1989 for $4,939,177; +/- 211 acres remain unsold.

                  (iii) +/- 48 acres in Fort Myers, Florida which was acquired by the Partnership on August 25, 1989 for $1,880,352; +/- 48 acres remain unsold.

                  (iv) +/- 51 acres in Columbia, South Carolina which was acquired by the Partnership on September 15, 1989 for $1,347,787; +/- 50 acres remain unsold.

1996 SALES

         The Partnership sold +/- 6.0 acres of the Henry County, GA Property in December, 1996 for a gross sale price of $110,000 ($18,333/acre).

HENRY COUNTY, GEORGIA

Recent Developments

         The Partnership sold +/- 6.0 acres of this Property in December, 1996. A potential for a sale of another +/- 4 acres late in 1996 did not materialize into a sales agreement. The Partnership recently placed +/- 234 acres, all the remaining acreage of the Property, under contract for a purchase price of $10,000 per acre. The purchaser is currently performing its due diligence and expects to close during the third quarter of 1997, provided there are no issues identified during the due diligence.

Real Estate Market Conditions

         Based on research conducted by the appraiser and discussions with local real estate professionals, the General Partner has learned that there are more than 800 net acres available for development in existing industrial parks, served with all utilities and rail, in this subsection of Henry County. There are an additional 825 gross acres in a nearby park without rail service but currently served by all utilities. Neither of these figures includes the Property held by the Partnership. The predominant use of facilities in the existing Henry County industrial parks is large regional distribution centers or manufacturing facilities. The average building size in the existing parks is approximately 300,000 square feet. As of September, 1996, the General Partner was aware of two proposed speculative buildings to be built in Henry County industrial parks, totaling approximately 730,000 square feet.

FULTON COUNTY, GEORGIA

Recent Developments

         The General Partner received an offer earlier this year from a party interested in acquiring +/- 6 acres located at the corner of South Fulton Parkway and Campbellton-Fairburn Road. The General Partner was informed that the purchaser did not have any immediate plans to develop the Property, but intended to place the Property in its inventory for future use. The General Partner concluded that the sale of a small portion of the Property at a major intersection was not in the best interest of the Partnership at that time. The offer was withdrawn prior to the General Partner communicating its decision not to proceed with the proposed sale. The same party also submitted an offer to purchase +/- 6.5 acres of the Columbia, South Carolina Property, which was accepted and is discussed in greater detail below.

Real Estate Market Developments

         The Atlanta metropolitan area has experienced strong growth over the past decade. However, the majority of the growth has been to the north of the city. Development has been slow in the vicinity of the Property. There has been virtually no development along the South Fulton Parkway since its construction in the early 1990's.

FORT MYERS, FLORIDA

Recent Developments

         The developer of a single family subdivision on Winkler Road north of the Property is nearly built out of the existing subdivision. The General Partner has been advised that the same developer has placed the +/- 40 acres between the Property and the existing subdivision under contract. The developer has delivered an unsolicited offer to the General Partner to purchase the Property. The developer would like to purchase the Property and take both properties through the planning and approval process together. The General Partner has countered the initial offer and is currently evaluating the developer's response. It is still too early to determine whether or not these negotiations will lead to a sales agreement on the Property.

COLUMBIA, SOUTH CAROLINA

Recent Developments

         The Partnership recently placed +/- 6.5 acres of the Property under contract for a purchase price of $31,000 per acre. The purchaser is currently performing its due diligence and expects to close during the second quarter of 1997, provided there are no issues identified during the due diligence.

         The South Carolina Department of Transportation is currently re-designing the interchange of Interstate 26 and Broad River Road. Preliminary plans delivered to the General Partner indicate that a road will be redirected through the Property, separating the tract that is currently under contract from the remainder of the site. The anticipated redesign of the intersection may have a positive effect on the value and marketability of the Property in the future.

Real Estate Market Conditions

         The area surrounding the Property has been primarily known for residential growth. The push of the growth is coming north from Columbia and east from the Lake Murray area. The Lake Murray area appears to be changing from primarily a recreational area to a location for a permanent residence. The number of households within a five mile radius of the Property increased from 14,563 (1980 census), to 22,354 (1990 census), to 26,191 (1996 estimate), and is projected to be 28,555 in the year 2001.

         A number of residential developers and builders, local and national, are becoming more active in the area surrounding the Property. Due to its proximity to the interchange of Interstate 26 and Broad River Road, the Property has potential as a commercial or retail site. The Property's potential as a commercial or retail site is dependent on the continuing residential development of the surrounding area.

VOTING

         The General Partner has established the close of business on April 24, 1997, as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued and outstanding 12,400 Units. No matters other than the Alternative Amendments and certain procedural matters may be discussed or noted upon at the Special Meeting.

         REQUIRED VOTE. For either of the Alternative Amendments to take effect, the Limited Partners must vote more than 50% of the total number of outstanding Units eligible to be voted in favor of one of the Alternative Amendments.

         VOTING BY PROXY. To vote by proxy, a Limited Partner must complete, sign, date, and deliver the Proxy Card to the Information Agent before the Special Meeting. Unless indicated to the contrary on the Proxy Card, the directions given on the Proxy Card will be for all of the Units that such Limited Partner may vote.

         REVOCATION OF A PROXY. A Limited Partner may revoke its proxy at any time prior to the proxyholder's voting of the Units to which such proxy applies by: (i) submitting a later dated proxy to the Information Agent, (ii) attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting, or (iii) delivering a written notice of revocation of the proxy to the Information Agent at its address set forth herein which the Information Agent receives on or before June 9, 1997.

         QUESTIONS. If you have any questions concerning the Alternative Amendments, please call the General Partner at (610) 964-7254.

         DELIVERY OF PROXY CARDS. Limited Partners should deliver their Proxy Cards to the Information Agent at the address set forth below:

                             D. F. KING & CO., INC.
                                 77 WATER STREET
                            NEW YORK, NEW YORK 10005
                          TELEPHONE NO. (800) 829-6551
                          FACSIMILE NO. (212) 809-8839

                                  RISK FACTORS

         The Alternative Amendments present both opportunities and risks for the Partnership. The following outlines the principal risks inherent in the adoption of each Alternative Amendments.

FIRST ALTERNATIVE AMENDMENTS

         The following risk factors should be considered in connection with the First Alternative Amendments:

NO ASSURANCE OF IMPROVED RETURN

         There is no assurance that the New General Partner, or any alternative General Partner, will be able to realize a better return on the Partnership Properties than the General Partner. Moreover, approval of additional fees for the New General Partner will also be a factor which could reduce any potential return to the Unit holders if the New General Partner is approved.

         The New General Partner has not previously engaged in business. Although the personnel who will comprise the management of the New General Partner have experience in real estate matters, none has had any experience in acting as the General Partner of a public real estate limited partnership.

         The General Partner has not engaged in a comprehensive search for a successor General Partner.

CONFLICT OF INTEREST

         The New General Partner will be able to receive the entire 10% commission to be received in respect to a sale of all or a portion of the Properties and will also be able to be the exclusive agent for the sale of the Properties.

         It is possible that the New General Partner would be in a conflict of interest in a desire to realize a commission upon an immediate sale of a Property rather than holding it for a more extended period if it were in the best interests of the Partnership.

         It also may be that the New General Partner would wish to delay an immediate sale of a Property if the sales proceeds at the time would not be sufficient to result in any distribution to the New General Partner.

         The New General Partner's exclusive agency and participation in future commissions upon sale of the Properties could also have an adverse effect on the local brokerage community's willingness to participate in the sale of the Properties.

AGE OF PRINCIPAL MEMBER OF NEW GENERAL PARTNER

         Mr. Sorenson, the individual member of the New General Partner, is expected to be actively involved in the marketing and sale of the Properties, along with the principal officers and key employees of SVC. Mr. Sorenson is 71 years old. The operating agreement of the New General Partner provides that in the event of the death or disability of Mr. Sorenson, SVC will become the managing member of the New General Partner. In such event, the Limited
Partners, if they did not elect to replace the New General Partner, would have to rely on the officers and key employees of SVC to manage the Partnership. (See "FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below.)

CAPITALIZATION OF NEW GENERAL PARTNER

         The New General Partner will have minimal capitalization, and there is no assurance that in the event claims are brought against the New General Partner the New General Partner would have sufficient assets to satisfy any such claims.

RISK IN EXTENSION OF TIME

         If the expiration date of the Partnership Agreement is extended to December 31, 2000, there can be no assurance that eventual sale or sales of the Properties will be for a higher sales price than could be achieved by the General Partner prior to the expiration of the current term on December 31, 1999 or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. Moreover, it is always possible that the Properties could decrease in value during any such extended term.

RISK IN MODIFICATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

         By adding a definition of "all or substantially all the assets of the Partnership", to mean 60% or more of the real property acreage held by the Partnership as of April 24, 1997, the New General Partner will have no restrictions on the sales price that it may obtain for the Properties, or portions thereof, amounting to less than 60% of the acreage held by the Partnership as of April 24, 1997, other than general limitations imposed by its overall fiduciary duty with respect to the Partnership and its assets. The elimination of this provision could not only result in a combination of sales of the Properties, or portions thereof, which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions but also such sales could potentially be below the most recent appraised value discussed below under the heading "THE PROPERTIES". In addition, even if a sale constituted 60% or more of the assets of the Partnership, Limited Partners consent would only be required if such sale were below the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

SECOND ALTERNATIVE AMENDMENTS

         The following risk factors should be considered in connection with the Second Alternative Amendments.

NO ASSURANCE OF IMPROVED RETURN

         Although the General Partner is prepared to continue as General Partner of the Partnership for the same extended term as proposed for the New General Partner, the additional fees for the General Partner provided for in the Second Alternative Amendments following the expiration of the current term of the Partnership will also reduce any potential return to the Unit holders.

CONFLICT OF INTEREST

         The General Partner will have the same potential conflicts of interest with respect to the sale of the Properties as the New General Partner would have if the First Alternative Amendments were adopted (See "RISK FACTORS -- FIRST ALTERNATIVE AMENDMENTS - Conflict of Interest" below).

CAPITALIZATION OF GENERAL PARTNER

         The General Partner has limited capitalization. Although the General Partner presently intends to maintain its current capitalization, it has the right to reduce such capitalization. There is no assurance that, whether or not the General Partner retains its current capitalization, in the event claims are brought against the General Partner, the General Partner would have sufficient assets to satisfy such claims.

RISK IN EXTENSION OF TIME

         The same risk factors relating to an extension of the term of the Partnership which are applicable if the First Alternative Amendments were adopted are also applicable if the Second Alternative Amendments were adopted. (See "FIRST ALTERNATIVE AMENDMENTS - Risk in Extension of Time" below).

RISK IN ELIMINATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

         By eliminating the requirement in the Partnership Agreement that, under certain circumstances, a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership, the General Partner will have no restrictions on the sales price that it may obtain for all or a portion of the Properties other than general limitations imposed by its overall fiduciary duty to the Partnership and its assets. The elimination of this provision could not only result in a sale or sales which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions but also could result in the sale of the Properties, or parcels thereof, at below their most recent appraised values discussed below under the heading "THE PROPERTIES".

                           HISTORY OF THE PARTNERSHIP

         The Partnership was formed on November 4, 1988, as a Delaware limited partnership, and it terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1999, at which time, if the Partnership is still in existence, it will be dissolved unless the term is extended.

PUBLIC OFFERING

         The Partnership's public offering of 12,400 units of limited partnership interest (the "Units") commenced on May 2, 1989 and terminated on August 29, 1989. The offering raised $12,373,480 for the Partnership through the sale of 12,400 Units before payment of the expenses of the offering. An affiliate of the General Partner acquired 313 Units for a purchase price of $286,557 or $915 per Unit, representing the $1,000 per Unit offering price minus fees which would have been paid to other affiliates of the General Partner.

PURCHASE OF PROPERTIES

         Five properties were acquired by the Partnership (individually a "Property" and collectively the "Properties") as follows:

                  (i) +/- 265 acres in Henry County, Georgia which was acquired by the Partnership on June 30, 1989 for $1,234,474.

                  (ii) +/- 211 acres in South Fulton County, Georgia which was acquired by the Partnership on June 1, 1989 for $4,939,177.

                  (iii) +/- 48 acres in Fort Myers, Florida which was acquired by the Partnership on August 25, 1989 for $1,888,352.

                  (iv) +/- 51 acres in Columbia, South Carolina which was acquired by the Partnership on September 15, 1989 for $1,347,787.

                  (v) +/- 24 acres in Nashville, Tennessee which was acquired by the Partnership on June 30, 1989 for $915,827. This Property was sold in its entirety on July 28, 1995 for $1,440,000.

DISTRIBUTIONS

                  As of the date of this Proxy Statement, the Unit holders have received cumulative aggregate distributions of $125 per Unit.

INVESTMENT OBJECTIVES

         The Partnership's primary business objective has been and continues to be to try to realize appreciation in the value of the Properties by holding the Properties for investment and sale, although there has never been any assurance that this will be attained.

         The Partnership has been marketing certain of the Properties, where appropriate in light of market conditions, for a number of years. The General Partner may sell each Property in a single sale or divide them into parcels which would be sold separately. The timing and manner of sale has been and remains within the discretion of the General Partner.

GENERAL PARTNER'S RIGHT TO SELL PROPERTIES; RESERVES

         The General Partner has broad powers to manage the business and affairs of the Partnership and to sell the Properties consistent with its fiduciary duty under the Partnership Agreement. However, the General Partner may not sell all or substantially all of the Properties in a single sale without the consent of a majority in interest of the Limited Partners unless in connection with a liquidation of the Partnership or in the event that the net proceeds of the sale will be sufficient to return to the Limited Partners the Adjusted Capital Contributions plus their Unpaid Cumulative Return.

         In the General Partner's opinion, the Partnership's reserves will be sufficient for an additional three years. However, if additional expenses are incurred or if the Partnership goes forward with construction to bring sewer to the Fulton County Property then the reserves may be inadequate to cover the Partnership's operating expenses. If the reserves are exhausted, the Partnership may have to dispose of some of the Properties or incur indebtedness on unfavorable terms.

RIGHTS OF LIMITED PARTNERS ON DISSOLUTION

         On dissolution of the Partnership, the General Partner is required to liquidate the assets of the Partnership and apply and distribute the proceeds thereof: (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms; (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership; and (iii) to the Partners in accordance with the Partnership Agreement's priority of distribution provisions.

         In a liquidation, the General Partner may sell the Properties at the best available prices without consent of the Limited Partners even if the net proceeds of the sale will not be sufficient to return the Limited Partners' the Adjusted Capital Contributions plus their Unpaid Cumulative Return. However, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.

                               THE GENERAL PARTNER

         The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

         On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a State directed Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts.

DIRECTORS AND OFFICERS

         The directors and officers of the General Partner are:

         Arthur W. Mullin. Age 50. Mr. Mullin was elected a director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in 1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University. Information concerning Mr. Mullin's background in real estate is contained under the heading "THE GENERAL PARTNER - Current Management" below.

         James W. Kelican, Jr., Age 49. Mr. Kelican was elected a director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors. Information concerning Mr. Kelican's background in real estate is contained under the heading "THE GENERAL PARTNER - Current Management" below.

         William S. Taylor, Age 51. Mr. Taylor was a director of the General Partner from 1993 to 1994. Mr. Taylor was reelected a director of the General Partner in 1995. Mr. Taylor was also elected Vice President of the General Partner in 1995. Mr. Taylor is the Deputy Insurance Commissioner for Liquidations, Rehabilitations and Special Funds for the Commonwealth of Pennsylvania and has had an oversight role in the Rehabilitation of Fidelity Mutual. Mr. Taylor has a B.A. in Economics from Elizabethtown College and an M.A. in Governmental Administration from the University of Pennsylvania.

         Margaret M. Tamasitis, Age 51. Ms. Tamasitis has been the Assistant Secretary of the General Partner since 1988. Ms. Tamasitis is also a Second Vice President of Fidelity Mutual in the Controller's office. Ms. Tamasitis received her B.S. in Accounting from Temple University.

         Robert Bixler, Age 54. Mr. Bixler has been the Secretary of the General Partner since 1988. He also served as General Counsel to the General Partner from 1994 to 1996. He is also Vice President and Associate Counsel of Fidelity Mutual. Mr. Bixler received his A.B. degree in Economics from Temple University and his J.D. degree from Temple University Law School.

FORMER MANAGEMENT/CONSULTING RELATIONSHIP

         Ms. Deborah J. Dillon has been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Properties by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Properties.

         Following her resignation as President in 1993, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner (the "Consulting Agreement") until the end of 1996. Under the Consulting Agreement Ms. Dillon was paid a nominal consulting fee and was granted certain rights to participate in any potential profits of the General Partner. No compensation was earned by or paid to Ms. Dillon pursuant to the profit sharing provisions of the Consulting Agreement.

         During her period as a consultant, Ms. Dillon was the principal advisor to the officers and directors of the General Partner with respect to the management and operations of the Partnership and marketing of the Properties. Pursuant to the terms of the Consulting Agreement, Ms. Dillon terminated the Consulting Agreement effective December 31, 1996.

CURRENT MANAGEMENT

         The current management of the General Partner, led by Mr. Mullin and Mr. Kelican who are assisted by several other professionals, oversee the management, marketing and disposition of the Properties in addition to all other Partnership issues. Together the management team has over 75 years experience in working with all types of real estate, including vacant and developable land.

         Mr. Mullin was a commercial banker for First Pennsylvania Bank from 1973 to 1981. In this capacity, he was involved with land development as the banker to a land development subsidiary of a major utility and to a major industrial developer in the Philadelphia suburbs. Each of these companies held widely diverse properties in suburban, rural and agrarian areas.

         After holding a position as a commercial banker for Meritor Savings Bank from 1981 to 1985, Mr. Mullin also worked briefly for Merrill Lynch Capital Markets during 1985 and, in that capacity, facilitated a number of evaluations for corporate clients of their commercial real estate holdings.

         Mr. Mullin joined Kaiser Steel Corporation ("Kaiser") in 1986 as its Senior Vice President and Chief Financial Officer. In that capacity, he evaluated the development prospects for the thousands of acres that Kaiser owned throughout Southern California and formulated development plans for certain portions of its holdings, while selling off other holdings to either users or developers.

         Since 1990, Mr. Mullin has been a principal in KMR Management, Inc., a management consulting firm whose primary focus has been troubled businesses. Assistance to these businesses has been in a variety of areas, including advice on redeployment of real estate assets and strategizing with respect to land held for development.

         Since 1993, the most significant client Mr. Mullin has consulted for has been Fidelity Mutual and its numerous real estate subsidiaries, including the General Partner. On a combined basis, Fidelity Mutual, either directly or indirectly through subsidiaries, partnerships or ventures, is involved with thousands of acres of land in various stages of development. Mr. Mullin has personally been involved in major decisions involving these properties, which are located in the Northeast, Southeast and Southwest sections of the United States.

         Mr. Kelican began his real estate career in the early seventies with Latimer & Buck, Inc., a Philadelphia commercial real estate mortgage banking firm. He held several positions, including Assistant Controller and Assistant Vice President, with responsibility for real estate asset management. During this period he was involved with a variety of general real estate and land development projects.

         From 1980 to 1984, Mr. Kelican worked for Cigna Investments where he was a Senior Real Estate Asset Manager, and, subsequently, the Director of Mortgage Administration. His responsibilities extended to selected markets on a nationwide basis.

         In 1984 Mr. Kelican became Senior Vice President of GMAC Realty Advisors, Inc./Mortgage and Realty Trust, where he was responsible for all aspects of the company's real estate asset management until July, 1993.

         Mr. Kelican was employed by Fidelity Mutual in July, 1993. He became a Vice President and Director of the General Partner in early 1994. He has been responsible for land and land development assets in Arizona, Colorado, Connecticut, Florida, Georgia, Pennsylvania, Tennessee and Texas owned by Fidelity Mutual either directly, or indirectly through subsidiaries, partnerships or ventures.

         Since receiving Ms. Dillon's notice of the termination of her consulting relationship with the General Partner in 1996, the management of the General Partner has been considering a wide range of management alternatives for the Properties, including, but not limited to, investigating possible local representation, talking with firms who might fill the consulting role previously performed by Ms. Dillon and interviewing Richard W. Sorenson who had been proposed to the Partnership as a possible successor General Partner by Ms. Dillon. Mr. Sorenson was previously known to management of the General Partner as a result of dealings between Mr. Sorenson and the General Partner and its affiliates.

         During 1996, management of the General Partner commissioned appraisals of the Properties in an ongoing effort to assess their current market value and the best ways to market and sell the Properties. The results of the appraisals are discussed below under the heading "THE PROPERTIES".

         Mr. Mullin and Mr. Kelican recently inspected the Properties and met with individuals associated with the management and marketing of the Properties. They also conferred with local real estate professionals with respect to the recent appraisals and the valuation and potential disposition of the Properties.

PLANS OF CURRENT MANAGEMENT IF NEW GENERAL PARTNER NOT APPROVED

         THE FOLLOWING DESCRIPTION OF THE GENERAL PARTNER'S INTENTIONS WITH RESPECT TO MANAGEMENT AND MARKETING THE PROPERTIES REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT THESE PLANS WILL BE IMPLEMENTED OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTIES.

         If the Second Alternative Amendments are approved by a majority in interest of the Unit holders or neither Alternative Amendments are approved, current management will pursue a joint strategy of marketing both smaller parcels of certain of the Properties as well as certain of the Properties in their entirety.

                                 THE PROPERTIES

PROPERTIES

         All or portions of four of the Properties originally acquired by the Partnership are still owned by the Partnership as follows:

                  (i) +/- 265 acres in Henry County, Georgia which was acquired by the Partnership on June 30, 1989 for a total purchase price of $1,234,474; +/- 234 acres remain unsold.

                  (ii) +/- 211 acres in South Fulton County, Georgia which was acquired by the Partnership on June 1, 1989 for $4,939,177; +/- 211 acres remain unsold.

                  (iii) +/- 48 acres in Fort Myers, Florida which was acquired by the Partnership on August 25, 1989 for $1,880,352; +/- 48 acres remain unsold.

                  (iv) +/- 51 acres in Columbia, South Carolina which was acquired by the Partnership September 15, 1989 for $1,347,787; +/- 50 acres remain unsold.

1996 SALES

         The Partnership sold +/- 6.0 acres of the Henry County, GA Property in December, 1996 for a gross sale price of $110,000 ($18,333/acre).

HENRY COUNTY, GEORGIA

Background

         The Henry County Property is located in the southeast sector of the metropolitan Atlanta area. The Property consists of the northwest and southwest quadrants of the intersection of Bethlehem Road and US Highway 23, which is in the southern portion of Henry County (+/- 30 miles southeast of the central business district in Atlanta and +/- 25 miles southeast of Hartsfield Atlanta International Airport). The property is bordered to the west by Interstate 75, offering interstate exposure and visibility (the Property has +/- 1,760 feet of frontage). However, the closest access to Interstate 75 is +/- 2.5 miles either to the north or south, in McDonough or Locust Grove.

Recent Developments

         The Partnership sold +/- 6.0 acres of this Property in December, 1996. A potential for a sale of another +/- 4 acres late in 1996 did not materialize into a sales agreement. The Partnership recently placed +/- 234 acres, all the remaining acres of the Property, under contract for a purchase price of $10,000 per acre. The purchaser is currently performing its due diligence and expects to close during the third quarter of 1997, provided there are no issues identified during the due diligence.

Real Estate Market Conditions

         Based on research conducted by the appraiser, and discussions with local real estate professionals, the General Partner has learned that there are more than 800 net acres available for development in existing industrial parks, served with all utilities and rail, in this subsection of Henry County. There are an additional 825 gross acres in a nearby park without rail service, but currently served by all utilities. Neither of these figures includes the Property held by the Partnership. The predominant use of facilities in the existing Henry County industrial parks is large regional distribution centers or manufacturing facilities. The average building size in the existing parks is 300,000 square feet. As of September, 1996, the General Partner was aware of two proposed speculative buildings to be built in Henry County industrial parks, totaling 730,000 square feet.

         Absorption in two nearby business parks, both close to the I-75 McDonough exchange, has averaged +/- 43 acres per year since 1989 (+/- 307 acres sold during that period). One of the nearby parks has closed sales of +/- 180 acres (at an average price of $42,600 per acre) to either users or developers since opening in 1992. That park has +/- 208 available, rail-served acres remaining. Between the two parks, there are +/- 540 available rail served acres.

         Another park, near the McDonough interchange on the opposite side of I-77 is served by all utilities, but does not have rail access. There are four existing facilities in this park and over 800 gross acres available for development. This developer's preference appears to be constructing speculative buildings or build-to-suit facilities.

         There are several factors preventing the Property from competing directly with the existing business/industrial parks in Henry County. The lack of sewer, distance to the nearest I-75 interchange, and the topography make the Property a less attractive alternative to the existing industrial parks for the larger industrial users.

Appraisals & Valuations

         The table below details various valuations of the Henry County Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the conclusion of appraisals performed on the Property in 1992 and 1996, and last value is the current book value of the Property, which reflects sales to date of the Property.

    Acquisition (6/89)              Appraisal (1992)                  Appraisal (1996)                   Book Value (12/96)
    ------------------              ----------------                  ----------------                   ------------------
$1,234,474 (+/- 265 acres)     $4,537,500 (+/- 245 acres)        $1,700,000 (+/- 238 acres)         $1,171,558 (+/- 234 acres)
        $4,658/acre                   $18,520/acre                        $7,143/acre                       $5,006/acre

         The 1992 & 1996 appraisal reports indicate that the value of the Property exceeds the acquisition cost. It is difficult to compare the two appraisals because of the different assumptions and approaches to value. The general Partner has met with the 1996 appraiser, reviewed the conclusions of the 1996 appraisal and conducted interviews with real estate marketing and development professionals in the Atlanta market. The current industrial real estate market conditions suggest an extremely protracted development of the Property, if marketed to large industrial users.

FULTON COUNTY, GEORGIA

Background

         The Fulton County, Georgia Property is located in the southern part of Fulton County (Fulton County encompasses the downtown Atlanta area and extends beyond the city to the north and south), approximately 16 miles southwest of the central business district, approximately 10 miles west of Hartsfield-Atlanta International Airport. The Property consists of the northeast and southeast quadrants of the intersection of the South Fulton Parkway and Campbellton-Fairburn Road.

Recent Developments

         The General Partner received an offer earlier this year from a party interested in acquiring +/- 6 acres located at the corner of South Fulton Parkway and Campbellton-Fairburn Road. The General Partner was informed that the purchaser did not have any immediate plans to develop the Property, but intended to place the Property in its inventory for future use. The General Partner concluded that the sale of a small portion of the Property at a major intersection was not in the best interest of the Partnership at that time. The offer was withdrawn prior to the General Partner communicating its decision not to proceed with the proposed sale. The same party also submitted an offer to purchase +/- 6.5 acres of the Columbia, South Carolina Property, which was accepted and is discussed in greater detail below.

Real Estate Market Developments

         The Atlanta metropolitan area has experienced strong growth over the past decade. However, the majority of the growth has been to the north of the city. Development has been slow in the vicinity of the Property. There has been virtually no development along the South Fulton Parkway since its construction in the early 1990's.

         Three tracts of land within three miles of the Property have recently been marketed. Two of the tracts are further southwest on South Fulton Parkway. One of these tracts is +/- 508 acres and is being offered at $7,000 per acre, the other tract is +/- 468 acres and is being marketed at $5,800 per acre. Another +/- 84 acre tract of property about a mile north of the Property on Campbellton-Fairburn Road is being marketed for $8,500 per acre. All of these tracts are presently zoned agricultural, which zoning may be converted to allow other uses.

         In order for the Partnership to realize value for the Property commensurate with its current zoning (commercial, office park, multi-family, etc.), further residential development in the surrounding area is critical. Numerous Atlanta real estate professionals have conveyed to the General Partner that local firms are reluctant to be the first to enter this market.

Appraisals & Valuations

         The table below details various valuations of the Fulton County Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the conclusion of appraisals performed on the Property in 1992 and 1996, and the last value is the current book value of the Property. The current book value reflects a write-down of $3,622,126 taken in December 1996 as a provision for loss on land.

      Acquisition (6/89)            Appraisal (1992)              Appraisal (1996)             Book Value (12/96)
      ------------------            ----------------              ----------------             ------------------
$4,939,177 (+/- 211 acres)   $12,335,000 (+/- 211 acres)   $1,350,000 (+/- 211 acres)     $1,350,000 (+/- 211 acres)
          $23,408/acre                 $58,460/acre                $6,398/acre                   $6,398/acre

         It is difficult to compare the appraisals performed because of the different assumptions and approaches to value. The General Partner has met with the 1996 appraiser, reviewed the conclusions of the 1996 appraisal and conducted interviews with real estate marketing and development professionals in the Atlanta market. A demand for the Fulton County Property, as zoned, has not developed over the past seven years and is not expected to materialize in the near term. The General Partner believes that the 1996 appraisal is a reasonable approximation of the current value of the Property.

FORT MYERS, FLORIDA

Background

         The Fort Myers, Florida Property is situated in Lee County, approximately two miles inland from the Gulf of Mexico. Fort Myers is approximately 125 miles south of Tampa, Florida and 145 northwest of Miami, Florida. Lee County has experienced a rapid growth in population, partly a result of migration of individuals from the northern United States. Fort Myers has also been selected as the site of a new state university, Gulf Coast University.

         The Property is +/- 48 acres of residential property located on the west side of Winkler Road, approximately 2 miles south of the intersection of Winkler Road and Summerlin Road. The Property is rectangular in shape, served by all utilities, relatively level and, for the most part, clear of trees.

Recent Developments

         The developer of a single family subdivision on Winkler Road north of the Property is nearly built out of the existing subdivision. The General Partner has been advised that the same developer has placed the +/- 40 acres between the Property and the existing subdivision under contract. The developer has delivered an unsolicited offer to the General Partner to purchase the Property. The developer would like to purchase the Property and take both properties through the planning and approval process together. The General Partner has countered the initial offer and is currently evaluating the developer's response. It is still too early to determine whether or not these negotiations will lead to a sales agreement on the Property.

Appraisals & Valuations

         The table below details various valuations of the Fort Myers Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the appraised values of the Property performed in 1992 and 1996, and last value is the current book value of the Property. The current book value reflects a write-down of $536,700 taken in December 1996 as a provision for loss on land.

     Acquisition (8/89)            Appraisal (1992)             Appraisal (1996)             Book Value (12/96)
     ------------------            ----------------             ----------------             ------------------
$1,888,352 (+/- 48 acres)       $2,020,000 (+/- 48 acres)   $1,395,000 (+/- 48 acres)     $1,255,500 (+/- 48 acres)
          $39,341/acre                 $42,083/acre              $29,063/acre                    $26,156/acre

The General Partner has reviewed the assumptions and conclusions of the 1996 appraisal report and believes that the appraisal is a reasonable approximation of the current value of the Property.

COLUMBIA, SOUTH CAROLINA

Background

         The Columbia, South Carolina Property is located on the southwest side of US Highway 176, also known as Broad River Road, in Richland County, northwest of downtown Columbia, South Carolina. Just a few hundred yards north, Broad River Road forms an intersection with Interstate 26. Interstate 26 is the primary route between Columbia and the Greenville/Spartanburg area.

Recent Developments

         The Partnership recently placed +/- 6.5 acres of the Property under contract for a purchase price of $31,000 per acre. The purchaser is currently performing its due diligence and expects to close during the second quarter of 1997, provided there are no issues identified during the due diligence.

         The South Carolina Department of Transportation is currently re-designing the interchange of Interstate 26 and Broad River Road. Preliminary plans delivered to the General Partner indicate that a road will be redirected through the Property, separating the tract that is currently under contract from the remainder of the site. The anticipated redesign of the intersection may have a positive effect on the value and marketability of the Property in the future.

Real Estate Market Conditions

         The area surrounding the Property has been primarily known for residential growth. The push of the growth is coming north from Columbia and east from the Lake Murray area. The Lake Murray area appears to be changing from primarily a recreational area to a location for a permanent residence. The number of households within a five mile radius of the Property increased from 14,563 (1980 census), to 22,354 (1990 census), to 26,191 (1996 estimate), and is projected to be 28,555 in the year 2001.

         A number of residential developers and builders, local and national, are becoming more active in the area surrounding the Property. Due to its proximity to the interchange of Interstate 26 and Broad River Road, the Property has potential as a commercial or retail site. The Property's potential as a commercial or retail site is dependent on the continuing residential development of the surrounding area.

Appraisals & Valuations

         The table below details various valuations of the Columbia, South Carolina Property over the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the appraised values of the Property performed in 1992 and 1996, and the last value is the current book value of the Property. The current book value reflects a write down of $50,560 taken in December, 1996 as a provision for loss on land.

     Acquisition (9/89)           Appraisal (1992)             Appraisal (1996)           Book Value (12/96)
     ------------------           ----------------             ----------------           ------------------
$1,347,787(+/- 51 acres)       $808,000(+/- 51 acres)     $740,000 (+/- 50 acres)       $740,000 (+/- 50 acres)
          $26,427/acre              $15,843/acre                 $14,800/acre                $14,800/acre

         The General Partner has met with the 1996 appraiser, reviewed the conclusions of the 1996 appraisal, had discussions with local real estate professionals and developers, and believes that the appraisal is a reasonable approximation of the current value of the Property.

         THE APPRAISED VALUES OF ALL OF THE PROPERTIES DISCUSSED IN THIS SECTION DO NOT REFLECT THE COSTS, EXPENSES AND COMMISSIONS WHICH WOULD BE INCURRED IN CONNECTION WITH A SALE OF ANY OF THE PROPERTIES.

                                 THE ALTERNATIVE AMENDMENTS

REASONS FOR THE ALTERNATIVE AMENDMENTS

         As part of its responsibility to explore the options for marketing and selling the Properties, and in response to requests from a number of Limited Partners for alternatives, the General Partner is offering the Limited Partners the opportunity to vote to extend the expiration of the term of the Partnership pursuant to either of the two Alternative Amendments.

         The First Alternative Amendments present both an extended time period which may provide greater opportunity and latitude to dispose of the Properties, although there is no assurance that this will be accomplished within such extended time period. It also would provide new management with real estate experience in the markets where the Partnership has its Properties to oversee the process. The new fees and commissions are necessary to induce the New General Partner to assume the role of New General Partner, if approved by vote of the Limited Partners.

         Under the Second Alternative Amendments, the General Partner is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on similar terms and conditions, if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. The General Partner is also only prepared to extend its term upon authorization of additional fees and commissions. The principal difference in the compensation payable to the New General Partner and the General Partner is that no management fees would be payable to the General Partner until after the expiration of the current term.

         In light of the current valuation of the Properties, it is highly unlikely that the sale of the Properties will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, either the General Partner or New General Partner, if substituted for the General Partner would have to obtain the consent to any sale of the Properties in their entirety or any sale of a portion of the Properties which, in the judgment of the General Partner, or the New General Partner, as the case may be, amounted to a sale of all or substantially all the assets of the Partnership. There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement.

         In the case of both the First and Second Alternative Amendments, either modifying or eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

DIFFERENCES BETWEEN THE ALTERNATIVE AMENDMENTS

         The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions: (i) under the First Alternative Amendments, the New General Partner would be substituted for the existing General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the existing General Partner would continue in that capacity for the new term; (ii) under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement; and (iii) under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60 percent or more of the real property acreage of the Partnership as of April 24, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners' consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.

FIRST ALTERNATIVE AMENDMENTS

SUBSTITUTION OF NEW GENERAL PARTNER

         Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and SMGT would be substituted as the New General Partner effective as of the date a majority in interest of the Units votes to approve the First Alternative Amendments and the New General Partner signs the Partnership Agreement.

         SMGT is a Tennessee Limited Liability Company whose members are Richard
W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, a Tennessee corporation ("SVC") which owns 49% of SMGT.

         Mr. Sorenson, a resident of Atlanta, Georgia, recently inspected all of the Properties other than the Ft. Myers Property. In prior years, he has completed real estate transactions and developed projects in Georgia and South Carolina.

         Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States.

         Mr. Sorenson was President of Phoenix Investment Company ("Phoenix"), a publicly owned, Atlanta based real estate development and investment firm from 1965 to 1970. Simultaneously with his employment at Phoenix, he was President of First Atlanta Realty Fund, a publicly owned real estate investment trust. During his tenure with the trust, he served as a Trustee of the National Association of Real Estate Investment Trusts.

         Following his departure from Phoenix in 1970, Mr. Sorenson became Vice President of Cousins Properties in Atlanta, Georgia, where he was responsible for development of office buildings, shopping centers and apartments until 1971. Until forming Southeast Venture Companies ("SV") in 1979, Mr. Sorenson was an independent real estate developer.

         Mr. Sorenson was co-founder of SV in 1979. In 1992, substantially all of the assets of SV were sold to SVC. Mr. Sorenson is a graduate of the Northwestern University Business School with a major in real estate.

         The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee-based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. Its personnel include civil engineers, architects and other real estate professionals whose services will be utilized by the New General Partner. The officers and key employees of SVC include the following:

         Paul J. Plummer, Age 47. Mr. Plummer serves as director of project management services for SVC. Mr. Plummer is responsible for management, team structuring, cost control and scheduling of large scale projects for SVC including office buildings, medical centers, commercial office buildings, commercial land ventures and build-to-suit projects. Before joining SV in 1986, Mr. Plummer served as a partner and director of design for the Nashville-based architecture and engineering firm of Gresham, Smith and Partners. In that capacity he was responsible for the design and planning of over 15 major projects throughout the United States and Saudi Arabia. Mr. Plummer earned his bachelor of architecture degree from the University of Kentucky and is a member of the American Institute of Architects.

         Wood S. Caldwell, Age 44. Mr. Caldwell is responsible for all site development activities on behalf of commercial and health care clients of SVC, including managing all design consultants, permitting, scheduling, budgeting and construction management. He contributes to SVC's development team in the areas of land planning, zoning, permitting, engineering and construction. Before joining SV in 1985, Mr. Caldwell served as a professional engineer for Gresham, Smith and Partners. As the prime site design engineer for Gresham, Smith and Partners, Mr. Caldwell produced and coordinated site development plans for over 50 separate medical facilities in over 40 different communities throughout the southeast, Mr. Caldwell earned his bachelor of engineering degree from the Vanderbilt University School of Engineering.

         Axson E. West, Age 43. Mr. West serves as vice president of brokerage services for SVC, specializing in office and industrial leasing, improved property sales and land disposition for several commercial and residential projects. Mr. West has sold real estate and real estate securities since 1980 and, since joining SV in 1988, he has been responsible for the disposition of land encompassing industrial, office and retail developments. Mr. West is director of the Nashville Board of Realtors and president elect of the board's commercial investment division. He received his bachelor of arts degree from Vanderbilt University and is a Certified Commercial Investment Member, a designation of the Commercial Investment Real Estate Institute.

         Cameron W. Sorenson, Age 35. Mr. Sorenson serves as director of vertical development for SVC. He is primarily responsible for providing development and project management for the clients of SVC. Prior to assuming these responsibilities, Mr. Sorenson was project director for two large scale land development ventures for SVC. Prior to joining SV in 1987, Mr. Sorenson was with Trust Company Bank in Atlanta, as an officer in the National Division, managing a credit portfolio in excess of $150 million. He received his bachelor of science degree in finance from the MacIntyre School of Business at the University of Virginia. Cameron Sorenson is the son of Richard W. Sorenson, the individual, majority member of the New General Partner.

         Neither SMGT nor any of its members own, directly or indirectly, any Units. For eleven years, Mr. Sorenson has worked with Deborah Dillon, the former President and consultant of the General Partner. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" above).

         Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Properties on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General Partner in connection with sales of Partnership property. Ms. Dillon or her immediate family members own 70 Units.

         SMGT and Mr. Sorenson have entered into an agreement with the Partnership to substitute SMGT as the New General Partner of the Partnership upon approval of a majority in interest of the Unit holders. The agreement provides that, following such approval, SMGT will execute the Partnership Agreement, thereby agreeing to be bound by all the terms and conditions of the Partnership. Under the agreement, SMGT and Mr. Sorenson have agreed to indemnify the Partnership from and against any costs and expenses incurred by the Partnership in accordance with the substitution in the event that SMGT defaults under the agreement. The Partnership has also agreed to indemnify Mr. Sorenson against his costs and expenses if the Partnership defaults under the agreement by refusing to allow SMGT to assume the position of New General Partner if an affirmative vote of the Units approves SMGT as the New General Partner. Under the agreement, SMGT has also agreed to be substituted as general partner of two other limited partnerships in which the General Partner also acts as general partner, if the limited partners of such partnerships approve such substitution. SMGT's potential substitution as the New General Partner of the Partnership is not dependent upon its substitution as general partner of any of the other partnerships.

         SMGT HAS REPRESENTED TO THE PARTNERSHIP THAT THE FOLLOWING DESCRIPTION OF ITS INTENTIONS WITH RESPECT TO MANAGEMENT AND MARKETING THE PROPERTIES IF
IT IS APPOINTED THE NEW GENERAL PARTNER REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT ALL OR ANY OF THESE PLANS WILL BE IMPLEMENTED, OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTIES.

         Henry County, Georgia. Renewed contacts will be made with developers/owners in the area to explore partial or total sales. Industrial brokers without a large presence in Henry County will be interviewed. If they have a good sales record elsewhere, they may be given exclusive sales contracts. A marketing presentation for discussion with potential users and distribution by Henry County will be developed. SMGT is familiar with several of the important industrial developers in this and the Atlanta market who will be contacted regarding potential sales.

         Fulton County, Georgia. Sewer availability is key to development potential of this market. Emphasis will be on the commencement of sewer improvements. The sewer design plans have been completed. The next step would be final submission to the County prior to being placed out for bid by a minimum of three utility contractors. Once bids have been received, the cost numbers will be provided by Fulton County so negotiations for cost sharing could be finalized. After construction of the sewer lines have begun, a development analysis will occur to identify optimum way for the Property to be subdivided for future sale which would be key to a marketing plan.

         Fort Myers, Florida. The highest return to the investors will most likely be realized through a joint venture with a local home builder. Therefore, initial efforts will be focused on evaluating that possibility in a venture arrangement which will protect the investors' ownership interest in the land.

         Columbia, South Carolina. Initial activity would include development analysis factoring in topography, utility availability, road access, new roads planned, etc. to determine optimum ways for subdivision. The Property has sewer but no public water system. SMGT will also check the potential of tree thinning which could provide funds for complete investigation and planning. While a bulk sale may be best strategy, this cannot be determined until the foregoing is complete.

EXTENSION OF PARTNERSHIP TERM

         The term of the Partnership would be extended by one year from December 31, 1999 to December 31, 2000. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sale or sales agreements to maximize the value of the Properties to the Partnership. However, there can be no guarantee that the Partnership will be able to realize a better sale price during such extended period than it would during the period prior to the expiration of the current term or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. Moreover, there is also a risk that the Properties will decrease in value during any such extended term.

         The Partnership currently has a termination date of December 31, 1999. At that point in time, if the term is not extended, the Partnership will dissolve and any distributions will be made in accordance with a liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority: first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally, to the partners.

AUTHORIZATION OF FEES AND COMMISSIONS FOR NEW GENERAL PARTNER

         As part of the First Alternative Amendments, the Partnership Agreement will also be amended to provide the following fees and commissions for the New General Partner:


         (i) Management Fees

         Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee pursuant to Section 4.5(b) as follows:

              "(b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to 1/4 of 1% of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than 1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units."

This provision resulted in payments to the General Partner of $24,886 per year through 1996 for a total of $191,050. The General Partner has not yet received the maximum fees currently authorized under the Partnership Agreement which would amount to $207,244. This Amendment would approve additional fees for the New General Partner at an annual rate comparable to that originally authorized. The fees would commence as of the date of authorization of the First Alternative Amendments and the execution by the New General Partner of the Partnership Agreement and continue through the end of the extended Partnership term.

         The effect of the First Alternative Amendments would be that the Partnership would pay a management fee to the New General Partner of $14,734 in 1997 (assuming approval of the Amendment on June 10, 1993, the date of the Special Meeting), $26,500 in 1998, $26,500 in 1999 and $26,500 in 2000; provided that if the Properties were sold in their entirety prior to December 31, 2000, the Partnership would only pay the New General Partner a pro rata portion of the applicable annual fee to the date of such sale. Unlike the current provisions of the Partnership Agreement which defer payment of management fees if reserves are insufficient and the Limited Partners have not received distributions equalling the amount they paid for their Units, the new Management Fees would be payable prior to any such distribution.

         (ii) Commissions

         The Partnership Agreement currently contains the following restrictions on the General Partner's right to receive commissions in connection with the sale of Partnership property, in Section 4.5(c):

              "(c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all Persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, then, notwithstanding the other provisions of this Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates."

         The Partnership Agreement also provides in Section 4.3(g) "The Partnership shall not give the General Partner or its Affiliates an exclusive right to sell or exclusive employment to sell property for the Partnership."

         The First Alternative Amendments would delete Sections 4.5(c) and 4.3(g) from the Partnership Agreement in their entirety and expressly provide that the New General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Properties. The Amendments would also provide that the total compensation paid to all persons, including the New General Partner for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract sales price of the Properties. Unlike the current provisions of the Partnership Agreement, which defer payment of commissions until after the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return, the New General Partner will be able to realize the commission or disposition fee immediately upon any such sale.

MODIFICATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

         The Partnership Agreement currently provides in Section 4.3(b):

              "(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."

         There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement. As a result, there is continuing uncertainty as to whether a vote of Limited Partners is required for certain sales of the Properties. This uncertainty can lead to the possible delay, or even loss of a sale, since the General Partner may be forced to obtain a vote of Limited Partners in order to resolve the uncertainty. The First Alternative Amendments would add a definition of "all or substantially all the assets of the Partnership" to mean 60% or more of the real estate acreage held by the Partnership as of April 24, 1997.

         The effect of adding the definition would be to permit the New General Partner to sell the Properties in a combination of sales amounting to less than 60% of the acreage of the Partnership as of April 24, 1997, with no limitation as to price, other than general limitations imposed by its fiduciary duty to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The modification of the Partnership Agreement could not only result in sales of parcels of the Properties which, if the parcels sold constituted less than 60% of the real estate acreage held by the Partnership as of April 24, 1997, would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but such sales could also potentially be below the recent appraised values discussed above under the heading "THE PROPERTIES".

         The additional modification of Section 4.3(b) would delete the phrase "Unpaid Cumulative Return plus their Adjusted Capital Contributions" and insert "Acquisition Cost of the assets sold."

         "Acquisition Cost" will be defined in the First Alternative Amendments as "with respect to a Partnership asset, the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest."

         The effect of adding this definition is that, even if a sale or disposition of a portion of the Properties constituted 60% or more of the assets of the Partnership, Limited Partners' consent to the sale or disposition would only be required if such sale were below an amount which would return to the Limited Partners the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

SECOND ALTERNATIVE AMENDMENTS

EXTENSION OF PARTNERSHIP TERM

         The term of the Partnership would be extended by 1 year from December 31, 1999 to December 31, 2000. The extended termination date is identical to that proposed for the New General Partner under the First Alternative Amendments. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sale or sales agreements to maximize the value of the Properties to the Partnership. However, there can be no assurance that the Partnership will be able to realize a higher sales price than could be achieved by the General Partner during the period prior to the expiration of the current term or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. There is also a risk that the Properties will decrease in value during any such extended term.

         The Partnership currently has a termination date of December 31, 1999. At that point in time, if the term is not extended, the Partnership will dissolve and any distributions will be made in accordance with a liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority: first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally, to the partners.

AUTHORIZATION OF FEES AND COMMISSIONS FOR GENERAL PARTNER

         The Partnership Agreement will also be amended to provide that the General Partner will be entitled to fees and commissions as described below, commencing on January 1, 2000. The fee and commission structure is identical to that proposed for the New General Partner under the First Alternative Amendments, except that fees may not be earned by the General Partner prior to the expiration of the current term of the Partnership Agreement on December 31, 1999.

         (i) Management Fees

         Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee pursuant to Section 4.5(b) as follows:

              "(b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to 1/4 of 1% of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than 1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units."

         This provision resulted in payments to the General Partner of $24,886 per year through 1996 for a total of $191,050. The General Partner has not received the maximum fees currently authorized under the Partnership Agreement which would amount to $207,244. This Amendment would approve additional fees for the General Partner at an annual rate comparable to that originally authorized. The fees would commence as of January 1, 2000 and continue through the end of the extended Partnership term.

         The effect of the Second Alternative Amendments would be that the Partnership would pay an additional management fee to the General Partner of $0 in 1997, $0 in 1998, $0 in 1999 and $26,500 in 2000; provided that if the
Properties were sold in their entirety prior to December 31, 2000, the Partnership would only pay the General Partner a pro rata portion of the applicable annual fee to the date of such sale. Unlike the current provisions of the Partnership Agreement which defer payment of management fees if reserves are insufficient and the Limited Partners have not received distributions equalling the amount they paid for their Units, the new management fees would be payable prior to any such distribution.

(ii) Commissions

         The Partnership Agreement currently contains the following restrictions on the General Partner's right to receive commissions in connection with the sale of Partnership property, in Section 4.5(c):

              "(c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, then, notwithstanding the other provisions of this Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates."

         The Partnership Agreement also provides in Section 4.3(g) "The Partnership shall not give the General Partner or its Affiliates an exclusive right to sell or exclusive employment to sell property for the Partnership."

         The Second Alternative Amendments would delete Sections 4.5(c) and 4.3(g) from the Partnership Agreement in their entirety and expressly provide that the General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Properties. The Amendments would also provide that the total compensation paid to all persons, including the General Partner for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract sales price of the Properties. Unlike the current provisions of the Partnership Agreement, which defer payment of commissions until after the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return, the General Partner will be able to realize the commission or disposition fee immediately upon any such sale.

ELIMINATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

         The Partnership Agreement currently provides in Section 4.3(b):

              "(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."

         The Second Alternative Amendments would delete this subsection 4.3(b) in its entirety.

         The effect of the deletion would be to permit the General Partner to sell the Properties in one or more sales without limitation as to price, other than general limitations imposed by its overall fiduciary duty to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The deletion of this provision could not only result in sales which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but could also result in the sale of all or a portion of the Properties at below their most recent appraised values discussed above under the heading "THE PROPERTIES".

                                     VOTING

         The General Partner has established the close of business on April 24, 1997 as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued and outstanding 12,400 Units. No matters other than the Alternative Amendments and certain procedural matters may be discussed or voted upon at the Special Meeting.

ELIGIBLE UNITS

         The presence, in person or by proxy, of Limited Partners holding more than 50% of the total number of outstanding Units that Limited Partners hold will constitute a quorum at the Special Meeting. An assignee of Units that the General Partner has not admitted to the Partnership as a Limited Partner, however, will be unable to vote at the Special Meeting. Such assignee's Units will also not be considered outstanding for purposes of determining whether a quorum exists at the Special Meeting or whether the Limited Partners approve one of the Alternative Amendments. Additional Units acquired by a Limited Partner with respect to which the General Partner has not admitted such Limited Partner to the Partnership will also not be considered outstanding for purposes of the Special Meeting and the Limited Partner will be unable to vote such Units.

         The General Partner has admitted to the Partnership as Limited Partners all assignees of Units as of the Record Date. As of the Record Date, there were 12,400 Units that Limited Partners held that were eligible to vote at the Special Meeting.

REQUIRED LEGAL OPINION

         As required under the current Partnership Agreement, before the Special Meeting the Partnership will obtain an opinion from legal counsel that neither of the Alternative Amendments would cause: (i) a material adverse effect on the Limited Partners by reason of a termination of the Partnership for Federal income tax purposes, or (ii) the Partnership to be treated as an association taxable as a corporation for federal income tax purposes. The General Partner has requested independent legal counsel to render this opinion. Such legal counsel has indicated that it will be able to render this opinion, subject to certain qualifications that the General Partner has determined are reasonable. If for some reason such legal counsel cannot render the contemplated opinion before the Special Meeting, the General Partner would adjourn the Special Meeting to a later date or cancel it.

REQUIRED VOTE

         For either of the Alternative Amendments to take effect, the Limited Partners must vote more than 50% of the total number of outstanding Units in favor of one of the Alternative Amendments at the Special Meeting.

         Limited Partners will possess one vote for each Unit eligible to be voted that they hold.

ABSTENTIONS/BROKER NON-VOTES

         With respect to the Alternative Amendments, abstentions and broker non-votes will have the same effect as a vote against approval because more than 50% of the total number of outstanding eligible Units must approve an Alternative Amendment, rather than just a majority of those eligible Units present at the Special Meeting.

DISSENTERS' RIGHTS

         Section 17-212 of the Delaware Revised Uniform Limited Partnership Act provides that a partnership agreement may provide for contractual appraisal rights for a partnership interest in a limited partnership held by any class, group of partners, or partnership interests in connection with the amendment of a partnership agreement. Dissenters' rights granted to holders of corporate securities by state statute are not provided to limited partners under the Delaware Revised Uniform Limited Partnership Act. The Partnership Agreement does not provide for contractual appraisal rights in connection with the Alternative Amendments. Therefore, Limited Partners who oppose the Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.

PROXIES

         Proxyholders will vote the eligible Units represented by valid proxies at the Special Meeting in accordance with the directions given on the Proxy Card and this Proxy Statement concerning whether to approve one of the Alternative Amendments. Moreover, the proxyholders intend to vote such Units on any procedural matters coming before the Special Meeting in accordance with their best judgment. Unless indicated to the contrary thereon, the directions given on a Limited Partner's Proxy Card will be for all of such Limited Partner's eligible Units.

         If a Limited Partner signs and returns a Proxy Card without giving any directions on how to vote on the Alternative Amendments, the Proxyholder will vote such Limited Partner's eligible Units, first for the approval of the First Alternative Amendments and only as a vote for the Second Alternative Amendments if the First Alternative Amendments are not adopted.

REVOCATION OF PROXIES

         A Limited Partner may revoke its proxy at any time prior to the proxyholder's voting of the Units to which such proxy applies by: (i) submitting a later dated proxy to the Information Agent, (ii) attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting, or (iii) delivering a written notice of revocation of the proxy to the Information Agent at the address set forth herein, which the Information Agent receives on or before
June 9, 1997.

INFORMATION AGENT

         The Partnership has retained the Information Agent to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card (the "Proxy Materials") and to collect completed Proxy Cards. Pursuant to the requirements of the Partnership Agreement, the Information Agent has mailed these documents, by certified mail, to each Limited Partner as of the Record Date at his record mailing address. As a result, the Information Agent has also distributed the Proxy Materials to various banks, brokerage firms, and other custodians, nominees, and fiduciaries that may hold Units on behalf of beneficial owners (collectively, the "Nominee Holders"). The Partnership will pay the Information Agent a fee of approximately $3,300 for such services and reimburse it for its out-of-pocket expenses. The Partnership will also reimburse Nominee Holders for the reasonable expenses that they incur when forwarding the attached letter from the General Partner and the Proxy Materials to the beneficial owners of the Units.

SOLICITATIONS BY THE GENERAL PARTNER

         The directors, officers, and employees of the General Partner may solicit proxies with respect to the Alternative Amendments by mail, personal interview, telephone, facsimile transmission, or other means. They will receive no additional compensation therefor.

                               OWNERSHIP OF UNITS

         The following table sets forth certain information regarding the beneficial ownership of the Units and the capital stock of the General Partner (the "SEA Shares"), respectively, as of April 10, 1997 by: (i) all persons who are beneficial owners of 5% or more of the Units or the SEA Shares, respectively, (ii) all directors and executive officers of the General Partner, and (iii) all directors and executive officers of the General Partner as a group. The General Partner does not itself own any Units but does hold a partnership interest as a general partner. An affiliate of the General Partner owns 313 Units or 2.52% of the Units. The disclosure that no person is the beneficial owner of 5% or more of the Units is based upon the Partnership not
having received any Schedules 13D or 13G to the contrary on or before April 10, 1997. Unless stated otherwise, the persons named below possess sole voting and investment power with respect to the securities set forth opposite their names.

                                                  Units            SEA      Shares
Name and Address of Beneficial Owner        Number    Percent     Number    Percent
------------------------------------        ------    -------     ------    -------
     Fidelity Enterprises, Inc.                                    100        100%

                                     EXPERTS

         The financial statements of the Partnership at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 incorporated herein by reference have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Representatives of the firm of Ernst & Young LLP are expected to be present in person or by telephone at the Special Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                              AVAILABLE INFORMATION

         The Partnership is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements, and other information that the Partnership has filed with the Commission may be inspected and copied at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Commission's regional offices located at Room 3190, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. In addition, such reports, proxy statements, and other information concerning the Partnership may be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates. Additionally, the Partnership's reports, proxy statements, and other information filed with the Commission may also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005. They are also available through the Commission's Web site at http://www.sec.gov.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The Partnership hereby incorporates herein by reference the Financial Information (as hereinafter defined) appearing in: (i) the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and (ii) the Partnership's periodic reports filed with the Commission under the Exchange Act after the date hereof but on or before the Special Meeting. The Partnership also hereby incorporates herein by reference any current reports filed with the Commission after the date hereof but on or before the Special Meeting. Any statement contained herein or in a document incorporated by reference herein, however, shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained in a subsequently dated document that is considered part of this Proxy Statement is inconsistent therewith. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The term "Financial Information" shall mean any financial statements, supplementary financial information, and management discussion and analysis of financial condition and results of operations.

         Upon request and without charge, the Partnership will send to any Limited Partner a copy of any document incorporated herein by reference, excluding any exhibits to such document. Any such request should be made to the General Partner at the address or telephone number set forth on the back cover page of this Proxy Statement. The General Partner will fulfill each such request by mailing the requested document to the requesting Limited Partner by first class mail within one business day after receiving the request.

                                   APPENDIX I

                                 DEFINED TERMS

                        SOUTHEAST ACQUISITIONS III, L.P.

        This appendix lists all of the defined terms in the Proxy Statement and indicates the page on which the Proxy Statement or the Partnership Agreement attached as Exhibit A to the Proxy Statement defines them.


DEFINED TERMS                                           PAGE
-------------                                           ----
Acquisition Cost....................................... 35
Adjusted Capital Contributions......................... Partnership Agmt. Pg.A-20
Affiliate.............................................. Partnership Agmt. Pg.A-20
Alternative Amendments................................. 1
Commission............................................. 41
Consulting Agreement................................... 21
Exchange Act........................................... 41
Fidelity Mutual........................................ 9
Financial Information.................................. 42
General Partner........................................ 1
Information Agent...................................... 3
Kaiser................................................. 21
Limited Partners....................................... 1
New General Partner.................................... 1
Nominee Holders........................................ 40
Partnership Agreement.................................. 1
Partnership............................................ 1
Phoenix................................................ 31
Property/Properties.................................... 18
Proxy Card............................................. 2
Proxy Materials........................................ 40
Proxy Statement........................................ 1
Record Date............................................ 2
SEA Shares............................................. 40
SMGT................................................... 10
Special Meeting........................................ 1
SV..................................................... 31
SVC.................................................... 10
Units.................................................. 18
Unpaid Cumulative Return............................... Partnership Agmt. Pg.A-22


                                    EXHIBIT A

                             PARTNERSHIP AGREEMENT

                               TABLE OF CONTENTS



SECTION              TITLE                                                 PAGE
-------              -----                                                 ----
INTRODUCTION ............................................................  A-1

ARTICLE I      ORGANIZATION .............................................  A-1
          1.1  Continuation .............................................  A-1
          1.2  Name .....................................................  A-1
          1.3  Term .....................................................  A-1
          1.4  Place of Business ........................................  A-1
          1.5  Registered Office and Registered Agent ...................  A-1
          1.6  Business .................................................  A-1

ARTICLE II     PARTNERS AND CAPITAL .....................................  A-1
          2.1  General Partner ..........................................  A-1
          2.2  Units ....................................................  A-2
          2.3  Capital Contributions of Limited Partners ................  A-2
          2.4  Limited Partners .........................................  A-2
          2.5  Partnership Capital ......................................  A-2
          2.6  Liability of Partners ....................................  A-2
          2.7  Capital Accounts .........................................  A-2

ARTICLE III    DISTRIBUTIONS, PROFITS AND LOSSES ........................  A-3
          3.1  Cash Distributions .......................................  A-3
          3.2  Profits and Losses .......................................  A-3
          3.3  Allocations and Distributions Among Limited Partners .....  A-4
          3.4  Other Allocations ........................................  A-4
          3.5  Syndication Expenses .....................................  A-5
          3.6  Recharacterization of Fees ...............................  A-5
          3.7  Income Offset ............................................  A-5
          3.8  Minimum Gain Chargeback ..................................  A-5

ARTICLE IV     MANAGEMENT ...............................................  A-5
          4.1  Exclusive Management Rights of General Partner ...........  A-5
          4.2  Authority of General Partner .............................  A-5
          4.3  Restrictions on Authority of General Partner .............  A-6
          4.4  Duties and Obligations of General Partner ................  A-8
          4.5  Compensation of General Partner ..........................  A-9
          4.6  Partnership Expenses .....................................  A-9
          4.7  Other Business of Partners ...............................  A-10
          4.8  Limitation on Responsibility of General Partner;
               Indemnification ..........................................  A-11

ARTICLE V      DISSOLUTION, CONTINUATION AND LIQUIDATION ................  A-12
          5.1  Dissolution ..............................................  A-12
          5.2  Continuation .............................................  A-12
          5.3  Valuation of Interest of General Partner .................  A-12
          5.4  Liquidation ..............................................  A-13

ARTICLE VI     TRANSFER OF UNITS ........................................  A-14
          6.1  Assignment of Units ......................................  A-14
          6.2  Substituted Limited Partners .............................  A-14
          6.3  Death, Incompetency or Bankruptcy of Limited Partners ....  A-15
          6.4  Transfer Fee .............................................  A-15

ARTICLE VII    ACCOUNTING AND FISCAL MATTERS ............................  A-15
          7.1  Partnership Records ......................................  A-15
          7.2  Accounting and Fiscal Year ...............................  A-15
          7.3  Bank Accounts and Investments ............................  A-15
          7.4  Reports ..................................................  A-15

ARTICLE VIII   MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS ...........  A-16
          8.1  Meetings .................................................  A-16
          8.2  Voting Rights of Limited Partners ........................  A-17

ARTICLE IX     MISCELLANEOUS ............................................  A-17
          9.1  Appointment of General Partner as Attorney-in-Fact .......  A-17
          9.2  Amendments ...............................................  A-18
          9.3  Security Interest and Right of Setoff ....................  A-19
          9.4  Ownership by Limited Partner of Interest in General
               Partner or Affiliates ....................................  A-19
          9.5  Parties Bound ............................................  A-19
          9.6  Governing Law; Construction ..............................  A-19

ARTICLE X      DEFINITIONS ..............................................  A-19
         10.1  Defined Terms ............................................  A-19

                     RESTATED LIMITED PARTNERSHIP AGREEMENT
                       OF SOUTHEAST ACQUISITIONS III, L.P.

      This Restated Limited Partnership Agreement is made as of the 1st day of June 1989, by Southeast Acquisitions, Inc., a Delaware corporation, as general partner, F M Initial, Inc., as the initial limited partner, and the Persons who on or after the execution of this Agreement are admitted as limited partners of the Partnership.

                                  INTRODUCTION

      On November 4, 1988, Southeast Acquisitions, Inc., as general partner, and F M Initial, Inc. ("FMI"), as initial limited partner, formed a Delaware limited partnership (the "Partnership") named Southeast Acquisitions III, L.P. by the filing of a certificate of limited partnership in the Office of the Secretary of State of Delaware. The parties hereto desire to effect the withdrawal of FMI as initial limited partner of the Partnership, the admission of the purchasers of the Partnership's Units of limited partnership interest as the limited partners of the Partnership and the amendment of the agreement among the Partners to read in its entirety as set forth in Articles I through X hereof. To accomplish this, it is agreed that:

      1. The Persons whose subscriptions for Units have been accepted by the General Partner and who are reflected in the records of the Partnership as purchasing Units on the date hereof are hereby admitted as limited partners of the Partnership.

      2. FMI hereby withdraws as a limited partner of the Partnership and is released from all its obligations to the Partnership as the initial limited partner. The Partnership shall promptly return FMI's capital contribution as initial limited partner.

      3. The agreement among the Partners of the Partnership is hereby amended to read in its entirety as set forth in Articles I through X hereof.

                                    ARTICLE I

                                  ORGANIZATION

      1.1. CONTINUATION. The Partnership shall continue as a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

      1.2. NAME. The name of the Partnership shall be Southeast Acquisitions III, L.P., or such other name as may be selected by the General Partner, who shall give notice of any change to the Limited Partners.

      1.3. TERM. The Partnership shall exist for a term ending December 31, 1999, at which time it shall be dissolved, unless sooner dissolved as provided in this Agreement.

      1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 250 King of Prussia Road, Radnor, Pennsylvania 19087, or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine.

      1.5. REGISTERED OFFICE AND REGISTERED AGENT. The Partnership's registered office in the State of Delaware and its registered agent at such office shall be determined by the General Partner.

      1.6. BUSINESS. The business of the Partnership is to acquire, hold, maintain, develop, operate, improve, lease, finance, refinance, sell, dispose of, borrow money in connection with, and to otherwise deal with, real estate, and to engage in any other activities related or incidental thereto. The Partnership shall not engage in any other business or activity.

                                   ARTICLE II

                              PARTNERS AND CAPITAL

      2.1. GENERAL PARTNER. The General Partner is Southeast Acquisitions, Inc., a Delaware corporation, 250 King of Prussia Road, Radnor, Pennsylvania 19087. The General Partner has contributed

$1,000 to the capital of the Partnership. Except as set forth in Section 5.4(e), the General Partner shall not be required to make any additional contribution to the capital of the Partnership.

      2.2. UNITS. The Partnership is authorized to offer and sell not less than 6,215 and not more than 12,400 Units of limited partnership interest and to admit as Limited Partners the Persons who contribute cash to the capital of the Partnership as the purchase price for the Units The Partnership may sell fractional Units, in which event the payment for (and the rights and other obligations attributable to) each fractional Unit will be the pro rata portion of those indicated for a whole Unit.

      2.3. CAPITAL CONTRIBUTIONS OF LIMITED PARTNERS. Each Limited Partner shall make a Capital Contribution of $1,000 as the purchase price for each Unit which he purchases from the Partnership, except that, as set forth in the Prospectus, the General Partner and its Affiliates may purchase up to an aggregate of $1,000,000 of Units for $915 per Unit. The Capital Contributions of the Limited Partners shall be made in cash. Except as required by the Act, each Unit shall be fully paid and non-assessable, and no assessments for payments by the Limited Partners will be made by the General Partner.

      2.4. LIMITED PARTNERS. (a) The Limited Partners shall be the Persons identified from time to time as Limited Partners on the records of the Partnership and shall be admitted as Limited Partners when their admission is consented to by the General Partner and reflected in the records of the Partnership.

      (b) Purchasers of Units from the Partnership shall be admitted as Limited Partners not later than 15 days after the release from impound of their funds to the Partnership. The General Partner shall determine whether subscriptions will be accepted or rejected within 30 days of their receipt; if a subscription is rejected, the subscription funds shall be returned to the subscriber within ten business days thereafter.

      2.5. PARTNERSHIP CAPITAL. No Partner shall be paid interest on any contribution to the capital of the Partnership. The Partnership shall not redeem or repurchase any Units. No Partner shall have the right to reduce, withdraw, or receive any return of, or on, his contribution to the capital of the Partnership, except as provided in this Agreement. No Partner shall have the right to bring an action for partition against the Partnership.

      2.6. LIABILITY OF PARTNERS. (a) A Limited Partner, as such, shall be liable only to make his Capital Contribution for his Units and shall not be required to lend any funds to the Partnership or, after his Capital Contribution has been paid, to make any further Capital Contribution to the Partnership or to repay to the Partnership, any Partner or any creditor of the Partnership any portion of any negative balance of his Capital Account. However, in accordance with Delaware law, a Limited Partner may, under certain circumstances, be required to return to the Partnership amounts previously distributed to him. If any Limited Partner becomes obligated to make any such return, such obligation shall be the obligation of the Limited Partner and not of the General Partner.

      (b) The General Partner shall have no personal liability for the repayment of the Capital Contribution of any Limited Partner or to repay to the Partnership any portion or all of any negative balance of its, or any other Partner's, Capital Account, except as provided in Section 5.4(e).

     2.7. CAPITAL ACCOUNTS. (a) A Capital Account shall be established for each Partner. To each Partner's Capital Account there shall be credited such Partner's contributions to the capital of the Partnership, such Partner's distributive share of Profits, and any items in the nature of income or gain that are specially allocated pursuant to Sections 3.7 and 3.8, and the amount of any Partnership liabilities that are assumed by such Partner or that are secured by any Partnership property distributed to such Partner. To each Partner's Capital Account there shall be debited distributions to such Partner pursuant to this Agreement, such Partner's distributive share of Losses, any items in the nature of expenses or losses that are specially allocated pursuant to Section 3.5, and the amount of any liabilities of such Partner that are assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

      (b) If any Interest in the Partnership is transferred in accordance with this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

      (c) The provisions of this Agreement relating to the maintenance of Capital are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulation. If the General Partner determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulation, the General Partner may make such modification, provided that it is not likely to have a material effect on the distribution to any Partner pursuant to Section 5.4(a) on the liquidation of the Partnership or of a Partner's interest therein. The General Partner shall adjust the amounts debited or credited to Capital Accounts with respect to (i) any property contributed to the Partnership or distributed to the Partners, and (ii) any liabilities that are secured by such contributed or distributed property or that are assumed by the Partnership or the General Partner, in the event the General Partner determines such adjustments are necessary or appropriate pursuant to Treasury Regulations
Section 1.704-1(b)(2)(iv). The General Partner also shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

                                   ARTICLE III

                        DISTRIBUTIONS, PROFITS AND LOSSES

      3.1. CASH DISTRIBUTIONS. (a) Subject to Section 3.11(b), cash distributions shall be made in the following order of priority:

            (i) 100% to the Limited Partners (in proportion to their Units) until the Limited Partners have received aggregate distributions under this Section 3.1(a)(i) in a total amount equal to the Capital Contributions made by the Limited Partners on the purchase of their Units;

            (ii) 100% to the Limited Partners (in proportion to their Units) until the Limited Partners have received an amount equal to the Unpaid Cumulative Return as of the end of such quarter;

            (iii) then 70% to the Limited Partners (in proportion to their Units) and 30% to the General Partner;

      (b) Amounts distributed in connection with the liquidation of the Partnership or a Partner's Interest (within the meaning of Treasury Regulations
Section 1.704-1(b)(2)(ii)) shall be distributed in accordance with the Partner's positive Capital Account as adjusted for all operations and transactions preceding such distribution.

      (c) Any amounts withheld pursuant to Section 4.2(a)(xii) shall be treated as amounts distributed to the Partners for all purposes under this Agreement. Amounts treated as distributed to a Partner pursuant to this Section 3.1(c) shall reduce the amounts otherwise distributed to such Partner pursuant to this Agreement.

      (d) Notwithstanding Section 3.1(a), the Limited Partners will receive 100% of all distributions from Cash Flow, if any

      3.2. PROFITS AND LOSSES. (a) Profits and Losses of the Partnership shall be determined and allocated for each fiscal year of the Partnership as of the end of such year. Notwithstanding anything to the contrary in this Section 3.2, for each fiscal year at least 1% of the Partnership's Profits or Losses, as the case may be, shall be allocated to the General Partner; and for 1989 Profits or Losses allocable pursuant to Section 3.2(b) or (c) to the Limited Partners shall be ratably apportioned to and among each day for the period such items are being apportioned and the Limited Partners' Profit or Losses for each day shall be apportioned among the Limited Partners in accordance with their respective number of Units on such day:

      (b) Profits for a fiscal year not arising from a Sale shall be allocated in the following order of priority:

            (i) Profits shall be allocated to each Partner in an amount equal to the amount of cash distributed to him for that year. If the Profits available to be so allocated are less than the amount of cash distributed to all Partners for such year, then such Profits shall be allocated to the Partners in proportion to their respective shares of such cash.

            (ii) Profits shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Profits available to be so allocated are less than the sum of all Partners' negative Capital Accounts, then such Profits shall be allocated to the Partners in proportion to the negative amounts of their respective Capital Accounts.

          (iii) Any remaining Profits shall be allocated in the same proportions that cash distributions equal to such remaining Profits would be distributed pursuant to Section 3.1(a) without regard to Section 3.1(b).

      (c) Losses not arising from a Sale shall be allocated 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner.

      (d) Profits arising from a Sale shall be allocated in the following order of priority:

            (i) Profits shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Profits available to be so allocated are less than the sum of all Partners' negative Capital Accounts, then such Profits shall be allocated to the Partners in proportion to the negative amounts of their respective Capital Accounts.

            (ii) An amount of Profits equal to the excess of (A) the Sale proceeds that would be distributed to the Partners with respect to such Sale pursuant to Section 3.1(a) (without regard to Section 3.1(b)) over
      (B) the aggregate Capital Accounts (as adjusted to reflect the allocation of Profits pursuant to Section 3.2(d)(i)) of all Partners shall be allocated among the Partners in proportion to their respective shares of such excess.

            (iii) Any remaining Profits shall be allocated in the same proportions that cash distributions equal to such remaining Profits would be distributed pursuant to Section 3.1(a) without regard to Section 3.1(b).

      (e) Losses arising from a Sale shall be allocated in the following order of priority:

            (i) Losses shall be allocated to each Partner in an amount equal to the positive amount, if any, of his Capital Account. If the Losses available to be so allocated are less than the sum of all Partners' positive Capital Accounts, then such Losses shall be allocated to the Partners in proportion to the positive amounts of their respective Capital Accounts.

            (ii) Any remaining Losses shall be allocated 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner.

      3.3. ALLOCATIONS AND DISTRIBUTIONS AMONG LIMITED PARTNERS. (a) Except as provided in Section 3.3(b), Profits and Losses not arising from a Sale allocable to the Limited Partners shall be allocated, and cash distributions not arising from a Sale or Financing distributable to the Limited Partners shall be distributed, to the Persons recognized as the holders of Units as of the last day of the fiscal period for which such allocation or distribution is to be made.

      (b) Profits or Losses not arising from a Sale for a fiscal year allocable to any Unit which has been transferred during such year shall be divided and allocated between the transferor and the transferee based on the number of quarterly periods that each was recognized as the holder of the Unit, without regard to whether Partnership operations during particular quarterly periods of such fiscal year produced Profits or Losses or cash distributions.

      (c) Profits or Losses arising from a Sale allocable to the Limited Partners shall be allocated, and all Sale or Financing proceeds distributable to the Limited Partners shall be distributed, to the Persons recognized as the holders of Units as of the date of such Sale or Financing, except that Profits or Losses which are attributable to, and Sale proceeds which represent, Sale proceeds not received by the Partnership as cash on a Sale but later received as a result of an installment or other deferred sale, shall be allocated or distributed, as the case may be, to the Persons recognized as the holders of Units as of the date such Sale proceeds are received by the Partnership.

      3.4. OTHER ALLOCATIONS. Any allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Profits or Losses, as the case may be, for the period.

      3.5. SYNDICATION EXPENSES. "Syndication Expenses" means all expenditures classified as syndication expenses pursuant to Treasury Regulations Section 1.709-2(b). Syndication Expenses shall be taken into account under this Agreement at the time they would be taken into account under the Partnership's method of accounting if they were deductible expenses. Syndication Expenses shall be specially allocated to the Limited Partners in proportion to their Units.

      3.6. RECHARACTERIZATION OF FEES. Any fees paid to the General Partner or any of its Affiliates which are disallowed as deductible expenses by the Internal Revenue Service shall constitute special allocations of gross income to the General Partner for income tax purposes.

      3.7. INCOME OFFSET. If any Partners unexpectedly receive any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4) or (5) or (6), Profits shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate the deficit balances in their Capital Accounts created thereby as quickly as possible. Any special allocations of items of income or gain pursuant to this Section 3.7 shall be taken into account in computing subsequent allocations of Profits pursuant to this Article III, so that the net amount of any items so allocated and the Profits, Losses, and all other items allocated to each Partner pursuant to this Article III shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to this Article III if such unexpected adjustments, allocations or distributions had not occurred.

      3.8. MINIMUM GAIN CHARGEBACK. In the event of a net decrease in Partnership "minimum gain" (within the meaning of Section 1.704-1(b)(4)(iv)(C) of the Treasury Regulations) during any fiscal year of the Partnership, all Partners with a deficit Capital Account balance at the end of such year (excluding from each Partner's deficit Capital Account balance any amount that such Partner is obligated to restore hereunder) will be allocated, before any other allocation, Profits for such year (and, if necessary, subsequent taxable years) in the amount and in the proportions needed to eliminate such deficits as quickly as possible.

                                   ARTICLE IV

                                   MANAGEMENT

     4.1. EXCLUSIVE MANAGEMENT RIGHTS OF GENERAL PARTNER. Subject to this Agreement and the Act, the General Partner shall have complete authority over and exclusive control and management of the business and affairs of the Partnership. The Limited Partners, as such, shall not take part in, or at any time interfere in any manner with, the management, conduct or control of the Partnership's business or operations and shall have no right or authority to act for or bind the Partnership. Except as expressly provided in Sections 5.2 and 8.2, the Limited Partners have no right to remove the General Partner, to compel the General Partner's withdrawal from the Partnership or to elect other General Partners.

      4.2. AUTHORITY OF GENERAL PARTNER. (a) Subject only to this Agreement and the Act, in connection with the management of the Partnership, the General Partner shall have and may exercise all of the rights, powers and privileges of a general partner of a partnership without limited partners, including without limitation the right, if, as and when the General Partner may deem necessary or appropriate for the business of the Partnership, on behalf of, and at the expense of, the Partnership to:

            (i) Acquire, through purchase, lease, exchange or otherwise, or otherwise make investments in, any real or personal property.

            (ii) Operate, maintain, develop, improve, finance, refinance, own, grant options with respect to, sell, convey, assign, mortgage, exchange or lease and have constructed any real estate and any personal property.

            (iii) Execute any agreements, contracts, documents, certifications and other instruments, and any deeds, leases, mortgages, mortgage notes, bills of sale, contracts or other instruments purporting to convey, exchange or encumber the real or personal property of the Partnership.

            (iv) Borrow money and issue evidences of indebtedness and secure the same by mortgage, pledge or other lien on any properties or other assets of the Partnership.

            (v) Prepay in whole or in part, refinance, recast, increase, modify or extend any mortgage affecting the Partnership's property and in connection therewith execute any extensions, consolidations, modifications or renewals of mortgages on the property.

            (vi) Require in all Partnership obligations that the General Partner shall not have any personal liability thereon but that the person or entity contracting with the Partnership is to look solely to the Partnership and its assets for satisfaction; provided, however, that the inclusion of such provisions shall not affect the cost of the service or material being supplied.

            (vii) Engage in any kind of activity and perform and carry out contracts of any kind.

            (viii) Deal with, or otherwise engage in business with, any Person who has dealt with or engaged in business with or may in the future deal with or engage in business with the General Partner or its Affiliates. No such dealing or engaging in business may involve any arrangement which would circumvent any of the provisions of this Agreement, including the restrictions against dealing with the General Partner or its Affiliates.

            (ix) Execute a Dealer Manager Agreement with First Radnor Equities, Inc. (an Affiliate of the General Partner) pursuant to which said firm will assist the Partnership in the sale of Units and be paid selling commissions and allowances therefor and be indemnified against certain liabilities.

            (x) Establish, maintain, increase, decrease and eliminate reserves for working capital and contingent liabilities and to pay taxes, insurance, debt service, repairs, replacements, renewals or other obligations, costs or expenses.

            (xi) Make and revoke any election permitted to the Partnership by any taxing authority in such manner as the General Partner, in its sole discretion, may decide.

            (xii) Withhold income taxes as required by, and otherwise comply with and take actions necessary as a result of, the Code or any state or other tax law requiring withholding.

      (b) Any Person dealing with the Partnership or the General Partner may rely on a certificate signed by the General Partner as to (i) the identity of any General Partner or Limited Partner; (ii) the existence or non-existence of any facts which constitute a condition precedent to acts by the General Partner or in any other manner germane to the affairs of the Partnership; (iii) the Persons who are authorized to execute and deliver any instrument or document for the Partnership; or (iv) any act or failure to act by the Partnership or as to any other matter involving the Partnership or any Partner.

      4.3. RESTRICTIONS ON AUTHORITY OF GENERAL PARTNER. (a) Without the Consent of all the Limited Partners the General Partner shall not have the authority to
(i) do any act in contravention of this Agreement or the Act; (ii) possess Partnership property, or assign its rights in specific Partnership property, for other than a Partnership purpose; (iii) admit a Person as a General or Limited Partner, except as provided in this Agreement; (iv) knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction; or (v) alter the business of the Partnership as set forth in
Section 1.6 or cause the Partnership to purchase any real estate other than as provided in the Prospectus.

      (b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

      (c) The Partnership shall not purchase or lease property in which the General Partner or its Affiliates have an interest except as set forth under "The Properties" in the Prospectus.

      (d) The Partnership shall not sell or lease property to the General Partner or its Affiliates.

      (e) The Partnership shall not acquire property from a real estate program in which the General Partner or its Affiliates have an interest.

      (f) The Partnership shall not acquire property in exchange for Units.

      (g) The Partnership shall not give the General Partner or its Affiliates an exclusive right to sell or exclusive employment to sell property for the Partnership.

      (h) The Partnership shall not pay, directly or indirectly, a commission or fee (except as permitted under this Agreement) to the General Partner or its Affiliates in connection with the reinvestment or distribution of the proceeds of the resale, exchange, or refinancing of the Partnership's properties.

      (i) No rebates or give-ups may be received by the General Partner or its Affiliates, nor may the General Partner or its Affiliates participate in any reciprocal business arrangements which would circumvent any of the provisions of this Agreement, including the restrictions against dealing with the General Partner or its Affiliates.

      (j) The General Partner and its Affiliates shall not directly or indirectly pay or award any commissions or other compensation to any Person engaged by a potential Limited Partner for investment advice as an inducement to such adviser to advise the purchase of Units; however, this Section 4.3(j) shall not prohibit the normal sales commissions and allowances payable to a registered broker-dealer or other properly licensed Person for selling Units.

      (k) The funds of the Partnership shall not be commingled with the funds of any other Person.

      (1) The Partnership shall not invest in real estate limited partnerships, general partnerships or joint ventures.

      (m) The Partnership shall not make loans to the General Partner or its Affiliates.

      (n) Neither the General Partner nor its Affiliates shall lend money to the Partnership if interest rates and other financing charges and fees in connection with such loan are in excess of the amount which would be charged by unrelated lending institutions on comparable loans for the same purpose (in the locality of the property if the loan is made in connection with a particular property) or make loans with a prepayment charge or penalty which are secured by either a first or junior or all-inclusive or wraparound trust deed, mortgage or encumbrance except to the extent that such prepayment charge or penalty is attributable to an underlying encumbrance.

      (o) Neither the General Partner nor its Affiliates shall provide Financing to the Partnership. For purposes of this Section 4.3(o), "Financing" is indebtedness encumbering Partnership properties or incurred by the Partnership, the principal amount of which is scheduled to be paid over a period of not less than 48 months, and not more than 50 percent of the principal amount of which is scheduled to be paid during the first 24 months.

      (p) Neither the General Partner nor its Affiliates shall enter into an agreement or contract with the Partnership for the General Partner or its Affiliates to develop or construct improvements on the Partnership's properties.

      (q) Cash Flow from operations and Sale or Financing proceeds shall not be used to acquire real property.

      (r) Other than as authorized in this Agreement or the Prospectus, the General Partner shall not enter into any agreement, contract or arrangement on behalf of the Partnership providing for compensation to the General Partner or its Affiliates for performing services or selling or leasing goods to the Partnership.

      (s) The General Partner shall not voluntarily withdraw, retire or resign as general partner of the Partnership, or assign, transfer or otherwise dispose of all or any part of its general partner interest (and no assignee or transferee of all or any part of the general partner interest of a General Partner shall have any right to become a General Partner) unless:

            (i) the General Partner obtains the Consent of a majority in interest of the Limited Partners;

            (ii) in the case of withdrawal, retirement or resignation, if the General Partner is the only general partner of the Partnership, the General Partner provides an additional or successor general partner who is approved by the Consent of a majority in interest of the Limited Partners and who agrees in writing to be bound by this Agreement; and

            (iii) the Partnership receives an opinion of independent counsel to the effect that such withdrawal, retirement, resignation, assignment, transfer or other disposition would not subject the Partnership to federal income taxation as an association taxable as a corporation rather than as a partnership and would not have a material adverse effect on the Limited Partners by reason of a termination of the Partnership for federal income tax purposes.

      (t) In connection with the borrowing of money, recourse for the payment of which is limited solely to property of the Partnership, no lender shall be granted or acquire, at any time as a result of making such a loan, any direct or indirect interest in the profits, capital or property of the Partnership other than as a secured creditor.

      (u) The General Partner and its Affiliates shall not provide insurance brokerage services in connection with obtaining insurance on the Partnerships property.

      (v) Following the Final Closing the total amount of indebtedness incurred by the Partnership shall at no time exceed the sum of 85% of the aggregate Purchase Price of all properties which have not been refinanced, and 85% of the aggregate fair market value of all refinanced properties, as determined by the lender as of the date of refinancing. For purposes of this Section 4.3(v) only, "indebtedness" shall include the principal of any loan together with any interest that may be deferred pursuant to the terms of the loan agreement which exceeds 5% per annum of the principal balance of such indebtedness (excluding contingent participations in income and/or appreciation in the value of the Partnership property); and shall exclude any indebtedness incurred by the Partnership for necessary working capital.

      4.4. DUTIES AND OBLIGATIONS OF GENERAL PARTNER. (a) The General Partner shall devote to the Partnership such time as may be necessary for the proper performance of its duties hereunder, but the officers, directors and employees of the General Partner shall not be required to devote their full time to the performance of such duties.

      (b) The General Partner shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in the General Partner's possession or control. The General Partner shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership. The Limited Partners may not contract away the fiduciary duty owed to them by the General Partner under the common law.

      (c) The General Partner shall commit at least 85% of the Limited Partners' Capital Contributions toward Investment in Property. If the total amount of Front-End Fees must be reduced in order to enable the Partnership to commit this percentage of the Limited Partners' Capital Contributions to Investment in Property, the General Partner shall, and shall cause its Affiliates or other Persons to, reimburse the Partnership for such amount of Front-End Fees received by them as is necessary to enable the Partnership to meet such requirement.

      (d) The General Partner shall establish initial reserves (for normal repairs, replacements and contingencies) out of the Limited Partners' Capital Contributions in an amount not less than 3% of the gross proceeds from the sale of the Units and thereafter shall maintain reserves in such amounts as it deems appropriate from time to time.

      (e) The General Partner shall use its best efforts to maintain at all times a net worth at a level sufficient to enable the Partnership either to avoid having the corporate characteristic of limited liability for federal income tax purposes or to avoid being treated as an association taxable as a corporation for federal income tax purposes.

      (f) The General Partner shall take all action which may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the Act.

      (g) The General Partner shall prepare or have prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay any taxes payable by the Partnership.

      (h) The General Partner shall be the "tax matters partner" under the Code and shall manage administrative tax proceedings conducted at the Partnership level by the Internal Revenue Service with respect to Partnership matters. However, any Partner shall have the right to participate in such administrative proceedings relating to the determination of partnership items at the Partnership level. Expenses of such administrative proceedings undertaken by the tax matters partner will be paid by the Partnership subject to any requirements of Section 4.8. Each Limited Partner who elects to participate in such proceedings will be responsible for any expenses incurred by him in connection with such participation. The cost of any resulting audits or adjustments of a Limited Partner's tax return, will be borne solely by the affected Limited Partner.

      (i) The General Partner shall use its best efforts to obtain and keep in force during the term hereof such public liability insurance in favor of the Partnership with such insurers and in such amounts as the General Partner deems advisable, but in amounts not less (and with deductible amounts not greater) than those customarily maintained with respect to properties comparable to the Partnership's property.

      (j) The General Partner shall use its best efforts to assure that the Partnership will not be deemed an investment company as such term is defined in the Investment Company Act of 1940.

      4.5. COMPENSATION OF GENERAL PARTNER. (a) Subject to Section 4.4(c), the Partnership shall pay to the General Partner in compensation for services rendered in evaluating, selecting and acquiring the Partnership's properties, an Acquisition Fee equal to 2.84% of the Limited Partners' Capital Contributions. Such fee shall be paid at each closing of the sale of Units.

      (b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to 1/4 of 1 % of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than 1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units.

      (c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all Persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, then, notwithstanding the other provisions of this Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates.

      (d) For services rendered in connection with the organization of the Partnership, the General Partner shall receive an Organization Fee equal to 0.4% of the gross proceeds to the Partnership from the sale of the Units. Such fee shall be paid at each closing of the sale of Units.

      4.6. PARTNERSHIP EXPENSES. (a) The General Partner or its Affiliates shall bear, and shall pay or reimburse the Partnership for, all Organization and Offering Expenses in excess of 12.16% of the gross proceeds to the Partnership from the sale of the Units. Subject to Section 4.4(c), the Partnership shall bear, and shall pay or reimburse the General Partner or its Affiliates for, the actual cost of all other Organization and Offering Expenses.

      (b) All expenses of the Partnership shall be billed directly to and paid by the Partnership. In addition to reimbursement under Section 4.6(a), the General Partner and its Affiliates shall be reimbursed for the actual cost of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner; and the General Partner and its Affiliates shall be reimbursed for their services necessary to the prudent operation of the Partnership, provided that the reimbursement for such services shall be at the lower of the General Partner's (or its Affiliate's) actual cost or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location. No reimbursement shall be permitted for services for which the General Partner or its Affiliates are entitled to compensation by way of a separate fee. The following shall be excluded from allowable reimbursements under this Section 4.6(b): (A) rent or depreciation, utilities, capital equipment and other similar administrative items of the General Partner or its Affiliates, and (B) salaries, fringe benefits, travel expenses and other similar administrative items incurred by or allocated to any Controlling Persons of the General Partner or its Affiliates. Subject to (and only in accordance with) the foregoing, the Partnership shall pay (or reimburse the General Partner and its Affiliates for) the actual cost of all expenses related to the administration and operation of the Partnership, including without limitation:

            (i) all costs of personnel involved in the business of the Partnership;

            (ii) all taxes and assessments applicable to the Partnership;

            (iii) legal, appraisal, audit, accounting and other professional fees;

            (iv) printing and other expenses incurred in connection with the issuance, distribution, transfer, registration and recording of documents evidencing ownership of Units;

            (v) fees and expenses paid to independent contractors, mortgage bankers, brokers, leasing agents, consultants, insurance brokers and other agents;

            (vi) expenses of organizing, revising, amending, converting, modifying or terminating the Partnership;

            (vii) costs incurred in selling or financing the Partnership's property, including the cost of preparation and dissemination of the informational material and documentation relating to potential sale, financing or other disposition of the property;

            (viii) costs incurred in connection with any actual or threatened litigation in which the Partnership is involved or proceedings conducted by any regulatory agency, including legal and accounting fees incurred in connection therewith;

            (ix) costs of any computer equipment or services used for or by the Partnership;

            (x) costs of any accounting, statistical or bookkeeping services or equipment necessary for the maintenance of the books and records of the Partnership;

            (xi) costs of investor communications and relations and regulatory and tax reports; and

            (xii) such other related expenses as are necessary to the prudent operation of the Partnership.

      (c) In the Partnership's annual report to the Limited Partners, there shall be provided a breakdown of reimbursements made to the General Partner and its Affiliates.

      (d) If the Partnership does not have sufficient cash to make such reimbursement at any time, or, even if it does, such reimbursement may be accrued as a debt of the Partnership payable out of future available cash, if the General Partner determines that such action is in the best interests of the Partnership.

      4.7. OTHER BUSINESS OF PARTNERS. Any Partner may engage independently or with others in other business ventures of every nature and description, including, without limitation, the rendering of advice or services of any kind to others and the making or management of other investments, including invest-ments in real estate. Nothing in this Agreement shall be deemed to prohibit the General Partner or any Affiliate of the General Partner from dealing, or otherwise engaging in business with, Persons transacting business with the Partnership or from providing services relating to the purchase, sale, financing, management, development or operation of real property and receiving compensation therefor, not involving any rebate or reciprocal arrangement which would have the effect of circumventing any restriction set forth herein on dealing with the General Partner or any Affiliate of the General Partner. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, even if competitive with the business of the Partnership.

      4.8. LIMITATION ON RESPONSIBILITY OF GENERAL PARTNER; INDEMNIFICATION. (a) The General Partner and its Affiliates shall have no liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of the General Partner or its Affiliates if the General Partner, in good faith, determined that such course of conduct was in the best interest of the Partnership and such course of conduct did not constitute negligence or misconduct of the General Partner or its Affiliates and such liability or loss was not the result of negligence or misconduct by the General Partner or its Affiliates. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or its Affiliates, and provided further that for such indemnification to be made, the General Partner must have made a good faith determination that the course of conduct involved was in the best interests of the Partnership. Such indemnification shall be made from the assets of the Partnership and no Partner shall be personally liable therefor.

      (b) Notwithstanding the above, the General Partner and its Affiliates and any Person acting as a broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of litigation costs, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court has approved indemnification of litigation costs or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of settlement and related costs should be made. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division, the Pennsylvania Securities Commission and other applicable state securities commissions in which securities of the Partnership were offered or sold with respect to the issue of indemnification for securities law violations.

      (c) The Partnership shall not incur the cost of that portion of any insurance which insures the General Partner or its Affiliates for any liability as to which the General Partner or its Affiliates are prohibited from being indemnified under this Section 4.8; provided, however, that nothing contained herein shall preclude the Partnership from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any person owning comparable assets and engaged in a similar business, or from naming the General Partner and its Affiliates as additional insured parties thereunder, provided that such addition does not add to the premiums payable by the Partnership. Nothing contained herein shall constitute a waiver by any Limited Partner of any right which he may have against any party under federal or state securities laws.

      (d) The provision of advances from Partnership funds to the General Partner and its Affiliates or legal expenses and other costs incurred as a result of any legal action initiated against the General Partner by a Limited Partner of the Partnership is prohibited. The provision of advances from Partnership funds to the General Partner and its Affiliates for legal expenses and other costs incurred as a result of a legal action is permissible if the following three conditions are satisfied: (i) the legal action relates to the performance of duties or services by the General Partner or its Affiliates on behalf of the Partnership; and (ii) the legal action is initiated by a third party who is not a Limited Partner of the Partnership; and (iii) the General Partner or its Affiliates undertake to repay the advanced funds to the Partnership in cases in which they would not be entitled to indemnification under this Section 4.8 and such undertaking is secured by a full recourse note from the recipient of the advance.

      (e) Notwithstanding the definition of "Affiliate" in Article X, for the purposes of this Section 4.8, the term "Affiliates" shall mean any Person performing services on behalf of the Partnership within the scope of the General Partner's authority who (i) directly or indirectly controls, is controlled by, or is under common control with the General Partner; or (ii) owns or controls 10% or more of the outstanding voting securities of the General Partner or (iii) is an officer or director or partner or trustee of the General Partner or (iv) if the General Partner is an officer, director, partner or trustee, is any company for which the General Partner acts in any such capacity.

                                    ARTICLE V

                    DISSOLUTION, CONTINUATION AND LIQUIDATION

      5.1. DISSOLUTION. The Partnership shall be dissolved on the happening of any of the following events:

      (a) the Termination of the General Partner, unless the business of the Partnership is continued under Section 5.2;

      (b) the sale or other disposition of all or substantially all the Partnership's property and the collection or other disposition of any purchase money obligations received by the Partnership in connection with the disposition of the property;

      (c) the expiration of the term set forth in Section 1.3;

      (d) the Consent of a majority in interest of the Limited Partners pursuant to Section 8.2 that the Partnership should be dissolved.

      5.2. CONTINUATION. (a) On the Termination of a General Partner, if there are one or more remaining General Partners, such remaining General Partner or General Partners shall have the right to, and shall, continue the business of the Partnership. If there is no remaining General Partner, the Limited Partners (subject to Sections 5.2(b) and 5.3) (i) may elect, by the Consent of a majority in interest of the Limited Partners, within 90 days thereafter, to reconstitute the Partnership and continue its business in accordance with this Agreement by selecting one or more new General Partners who agree in writing to be bound by this Agreement, and all Limited Partners, as such, shall be bound by such action, or (ii) may continue the business of the Partnership pursuant to Section 17-801 of the Act.

      (b) The rights to continue the business of the Partnership provided in this Section 5.2 shall be subject to prior receipt by the Partnership of an opinion of counsel to the Partnership that such continuation would not result in the Partnership's being classified for federal income tax purposes as an association taxable as a corporation rather than as a partnership and would not result in the termination of the Partnership for federal income tax purposes.

      (c) Each of the Limited Partners by the execution of this Agreement hereby Consents to any continuation or reconstitution of the Partnership and the admission of any Person as a successor or additional General Partner, to which there has at the time been express Consent of a majority in interest of the Limited Partners pursuant to this Agreement. On receipt of the Consent of a majority in interest of the Limited Partners to such continuation, reconstitution or admission, such continuation, reconstitution or admission shall, without any further Consent or approval of the Limited Partners, be an act of all the Limited Partners.

      5.3. VALUATION OF INTEREST OF GENERAL PARTNER. (a) In the event of the Termination of a General Partner (other than a Termination in compliance with Section 4.3(s)), if the business of the Partnership is continued under Section 5.2, the Partnership shall pay to such Terminated General Partner and its Affiliates all amounts then accrued and owing to them, and shall pay the Terminated General Partner, in consideration of the termination of its general partner Interest, an amount (the "Price") equal to the then fair market value of such general partner Interest determined by agreement of the Terminated General

Partner and the Partnership or, if they cannot agree within 45 days, by arbitration in accordance with the then current rules of the American Arbitration Association. The expense of arbitration shall be borne equally by the Terminated General Partner and the Partnership.

      (b) Payment of the Price shall be made by delivery to the Terminated General Partner of a promissory note, such delivery to be as soon as practicable after determination of the Price. If the Termination is voluntary, the note shall be a non-interest bearing unsecured promissory note payable, if at all, from distributions which the Terminated General Partner otherwise would have received under this Agreement if it had not voluntarily terminated. If the Termination is involuntary, the note shall be an interest bearing promissory note which shall become due in five equal annual installments of principal, the first of which shall become due one year after such determination; the unpaid portion of such principal shall bear simple interest from the date of such determination at a floating rate of interest equal to the prime rate of The Philadelphia National Bank, and such interest shall become due annually in addition to each such annual installment of principal; however, the amounts which have so become due shall be paid, as a debt of the Partnership, only from Cash Flow or Sale or Financing proceeds not otherwise retained by the Partnership for Partnership purposes.

      (c) The Partnership shall make such special allocations of Profits and Losses as are appropriate to enable it to make any payments to be made under this Section 5.3.

      5.4. LIQUIDATION. (a) On dissolution of the Partnership, absent any continuation under Section 5.2, the General Partner shall liquidate the assets of the Partnership and apply, or distribute, the net proceeds thereof in the following order of priority:

            (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms;

            (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership;

            (iii) to satisfy any obligations incurred under Section 5.3 in accordance with their terms and to the Partners in accordance with Section 3.1.

      (b) Notwithstanding the foregoing, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.

      (c) No Limited Partner shall have the right to receive any property other than cash.

      (d) The debts and liabilities of the Partnership shall not include liabilities or obligations of the Partnership to Partners for distributions or on account of their contributions or in respect to profits (or other compensation by way of income) or capital.

      (e) If on dissolution and termination of the Partnership the General Partner's Capital Account is less than zero, the General Partner shall contribute to the capital of the Partnership an amount equal to (and shall in no event be obligated to contribute more than) any negative amount of its Capital Account existing after the distributions and allocations required by Article III and this Section 5.4. Any amount so contributed by the General Partner shall be distributed to the Limited Partners in proportion to the then positive balances in their Capital Accounts.

      (f) Any capital contribution by the General Partner pursuant to Section 5.4(e) and any liquidating distribution pursuant to Section 5.4(a)(iii) or 5.4(e) shall be made no later than the later of (i) the end of the taxable year during which such liquidation occurs or (ii) 90 days after the date of such liquidation.

                                   ARTICLE VI

                                TRANSFER OF UNITS

      6.1. ASSIGNMENT OF UNITS. (a) No Limited Partner may transfer or assign his Units or any interest therein except as permitted in this Article VI. Any act in violation of this Article VI shall be null and void and shall not be recognized by the Partnership.

      (b) A Limited Partner may transfer or assign part or all of his Units if, and only if:

            (i) the assignor and the assignee execute, acknowledge and deliver to the Partnership such instruments of transfer and assignment and other documents as may be required by the General Partner;

            (ii) either (A) at least five Units are being assigned and, if any Units are retained by the assignor, at least five Units are retained by the assignor or (B) the Units being assigned represent the entire limited partnership Interest of the assignor (except that the General Partner, in its discretion, may waive this requirement for transfers by gift, inheritance or family dissolution or transfers to Affiliates of the transferor);

            (iii) the assignee agrees in writing not to assign such Units other than in accordance with this Article VI;

            (iv) such assignment complies with any applicable state and federal securities laws (including applicable investment suitability standards);

            (v) such assignment does not result in the termination of the Partnership for federal income tax purposes and does not result in the Partnership being classified as an association taxable as a corporation for federal income tax purposes;

            (vi) the assignment is effective as of the first day of an appropriate calendar quarter, but no later than the last day of the calendar month following the receipt of notice of assignment and required documentation.

      (c) An assignee, if he does not become a Substituted Limited Partner pursuant to Section 6.2, shall have no rights of a Limited Partner as a result of the assignment, but shall only be entitled to receive his share of distributions, Profits and Losses under Article III, Section 5.4(a)(iii) and
Section 5.4(e) to which the assignor would otherwise be entitled.

      (d) Any Limited Partner who assigns all his Units shall cease to be a Limited Partner of the Partnership, except that unless and until a Substituted Limited Partner is admitted in his stead, such assigning Limited Partner shall retain the statutory rights of an assignor of a limited partnership interest under the Act.

      (e) No transfer or assignment of any Unit shall be made if it would result in the Partnership being treated as an association taxable as a corporation for tax purposes or as a publicly traded partnership. The General Partner, in its sole discretion, may, on behalf of the Partnership, impose any restrictions on transfers or assignments of Units as it deems appropriate to give effect to the preceding sentence. Any restriction on the transfer or assignment of a Unit will be supported at the time of the transfer or assignment by an opinion of counsel, where in counsel's opinion such restriction is necessary to preserve the federal income tax status of the Partnership. In connection therewith, the General Partner shall be permitted to amend this Agreement without the consent of the Limited Partners. The General Partner shall not list the Units on any established securities market.

      (f) There shall be no restrictions on the assignment of Units except as provided in this Article VI.

      6.2. SUBSTITUTED LIMITED PARTNERS. (a) No assignee of Units shall have the right to become a Substituted Limited Partner in place of his assignor unless all of the following conditions are first satisfied:

            (i) the written instrument of assignment (or another writing) sets forth the intention of the assignor that the assignee succeed to the assignor's Interest represented by such Units as a Substituted Limited Partner in his place;

            (ii) the assignor and assignee execute, acknowledge and deliver such instruments as the General Partner may deem necessary or desirable to effect such substitution, including the written acceptance and adoption by the assignee of this Agreement; and

            (iii) the written consent of the General Partner to such substitution is obtained, the granting or denial of which shall be within the absolute discretion of the General Partner.

      (b) The Partnership's records shall be amended to reflect the substitution of Limited Partners at least once in each calendar quarter.

      6.3. DEATH, INCOMPETENCY OR BANKRUPTCY OF LIMITED PARTNERS. If a Limited Partner dies, his executor, administrator or trustee, or, if he is adjudicated incompetent or insane, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing his estate and such power as the decedent, incompetent or bankrupt possessed to assign his Units and to join with the assignee thereof in satisfying conditions precedent to such assignee becoming a Substituted Limited Partner.

      6.4. TRANSFER FEE. On any assignment of Units or any substitution of an assignee as a Limited Partner, the Partnership may charge a transfer fee (not to exceed the lesser of actual costs or $150) to cover all reasonable out-of-pocket expenses connected therewith.

                                  ARTICLE VIII

                          ACCOUNTING AND FISCAL MATTERS

   7.1. PARTNERSHIP RECORDS. The records of the Partnership shall be maintained at the principal office of the Partnership. Every Limited Partner or his duly authorized representative shall at any reasonable time have access to the records of the Partnership and may inspect and copy any of them. A list of the names, addresses and ownership interests of all of the Limited Partners shall be maintained as part of the records of the Partnership and shall be mailed or made available, on written request therefor, to any Limited Partner or his duly authorized representative, on his payment of the reasonable costs of reproduction and mailing.

      7.2. ACCOUNTING AND FISCAL YEAR. The books of the Partnership shall be kept on the accrual basis. The fiscal year of the Partnership shall end December 31 in each year.

      7.3. BANK ACCOUNTS AND INVESTMENTS. The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partner may determine, and withdrawals shall be made on such signature or signatures as the General Partner may determine. Funds not needed in the operation of the Partnership may be invested in United States government securities, certificates of deposit of United States banks with assets of at least $100,000,000, commercial paper rated A or better by Moody's Investors Service, Inc., and money market funds having assets in excess of $100,000,000.

      7.4. REPORTS. (a) Within 60 days after the end of each of the first three calendar quarters of each calendar year, the General Partner shall send to the Limited Partners a report containing (i) a balance sheet as of the end of such quarter, a profit and loss statement for such quarter and a cash flow statement for such quarter, all of which may be unaudited, and (ii) other pertinent information regarding the Partnership and its activities during such quarter.

      (b) Within 75 days after the end of each calendar year, the General Partner shall send to each Person who was a Limited Partner during such year all Partnership information necessary for the preparation of such Limited Partner's federal income tax return.

      (c) Within 120 days after the end of each calendar year, the General Partner shall send to the Limited Partners an annual report containing (i) a balance sheet as of the end of such year and statements of income, partners' equity and changes in financial position (or any replacement statement required by generally accepted accounting principles) for such year, all of which shall be prepared in accordance with generally accepted accounting principles and be accompanied by an auditor's report of the Partnership's independent public accountants, (ii) a cash flow statement for such year (which need not be audited), (iii) a report of the activities of the Partnership during such year,
(iv) information (which need not
be audited) setting forth the distributions made to the Limited Partners for such year, separately identifying distributions from (A) cash flow from operations during the period, (B) cash flow from operations during a prior period which had been held as reserves, (C) proceeds from disposition of property and investments, (D) lease payments on net leases with builders and sellers, and (E) reserves from the gross proceeds of the offering of the Units,
(v) a breakdown of the costs reimbursed to the General Partner and its Affiliates under Section 4.6(b), which shall be verified by independent public accountants in accordance with generally accepted auditing standards (the cost of such verification to be so reimbursable only to the extent that such reimbursement, when added to the reimbursement for services, does not exceed the competitive rate for such services), and (vi) a detailed statement of any transactions with the General Partner or its Affiliates, and of fees, commissions, compensation and other benefits paid or accrued to the General Partner or its Affiliates for such year, showing the amount paid or accrued to each recipient and the services performed.

      (d) The General Partner shall provide to the Limited Partners the financial statements required by Form 10-K under the Securities Exchange Act of 1934 for the first full fiscal year of operations of the Partnership.

      (e) The Partnership will provide the Limited Partners with a report of the value of each Unit at the end of each year. Such report may be based on a valuation provided by the General Partner or an Affiliate of the General Partner.

      (f) The information required to be provided in the various reports pursuant to this Section 7.4 may be sent earlier than or separately from any of the other information required pursuant to this Section 7.4, and the information required to be contained in any of the reports pursuant to this Section 7.4 may be contained in more than one report.

      (g) If the Securities and Exchange Commission or the North American Securities Administrators Association, Inc. promulgates rules which allow a reduction in reporting requirements, the Partnership may cease preparing and filing certain of the aforementioned reports in compliance with such rules if the General Partner determines such action to be in the best interests of the Partnership.

      (h) On request of the official or agency administering the securities law of a state in which the Partnership has sold Units, the General Partner shall submit to such official or agency any report or statement required to be distributed to Limited Partners pursuant to this Section 7.4.

                                  ARTICLE VIII

                MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS

      8.1. MEETINGS. (a) Meetings of the Limited Partners may be called by the General Partner for any purpose and shall be called by the General Partner for any matters for which the Limited Partners may vote as set forth in Section 8.2 on receipt of a written request therefor signed by Limited Partners holding more than 10% of the outstanding Units. Such request shall state the purpose of the proposed meeting and the matters proposed to be acted on. In addition, the General Partner may submit any matter to the Limited Partners for a vote by written Consent without a meeting.

      (b) Upon receipt of a written request either in person or by certified mail stating the purpose(s) of the meeting, the General Partner shall provide all Limited Partners within ten days after receipt or said request, written notice (either in person or by certified mail) of a meeting and the purpose of such meeting to be held on a date not less than fifteen nor more than sixty days after receipt of said request, at a time and place convenient to the Limited Partners. Notice of any other meeting shall be delivered personally or sent by certified or first class mail not less than 15 days and not more than 60 days before the date of the meeting. Notices of meetings shall be delivered or sent to each Limited Partner at his record mailing address. Any such notice shall be in writing, shall state the place, date, time and purpose of the meeting, shall indicate that it is being issued by or at the request of the Partner or Partners calling or requesting the meeting and shall include a detailed statement of the action proposed, including a verbatim statement of the wording of any resolution proposed for adoption by the Limited Partners and of any proposed amendment to this Agreement. If a meeting is adjourned to another time or place, and if any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting. The presence in person or by proxy of the holders of a majority of the Units shall constitute a quorum at all meetings of the Limited Partners. If there is no such quorum, holders of a majority of the Units of Limited Partners so present or represented may adjourn the meeting from time to time without further notice until a quorum has been obtained. No notice of the time, place or purpose of any meeting of Limited Partners need be given to any Limited Partner who attends in person or is present by proxy (except when a Limited Partner attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Limited Partner entitled to such notice who, in a writing executed and filed with the records of the meeting, either before or after the time thereof, waives such notice.

      (c) For the purpose of determining the Limited Partners entitled to notice of and to vote at any meeting of the Partnership or any adjournment thereof, the General Partner may fix, in advance, a date as the record date for such determination. Such date shall be not more than 50 days nor less than ten days before any such meeting.

      (d) Each Limited Partner may authorize any Person or Persons to act for him by proxy or written consent in all matters in which a Limited Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy or written consent must be signed by the Limited Partner or his attorney-in-fact. No proxy or written consent shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy or written consent. Every proxy or written consent shall be revocable at the pleasure of the Limited Partner executing it unless otherwise provided therein. Every proxy or written consent shall specify a choice between approval and disapproval of each matter to be acted on at the meeting.

      (e) Meetings of the Limited Partners shall be held at the principal office of the Partnership or at another place, convenient to the Limited Partners, selected by the General Partner. At each meeting of Limited Partners, the General Partner shall appoint such officers and adopt such rules for the conduct of the meeting as the General Partner deems appropriate.

      8.2. VOTING RIGHTS OF LIMITED PARTNERS. After termination of the offering of the Units, Limited Partners holding a majority of the outstanding Units, without the necessity for concurrence by the General Partner, may vote to:

      (a) amend this Agreement, subject to Section 9.2(b); provided that any such amendment (i) shall not in any manner allow the Limited Partners to take part in the control of the Partnership's business and (ii) shall not, without the Consent of the General Partner, alter the rights, powers or duties of the General Partner as set forth in Article IV, the interest of the General Partner in Profits, Losses, or distributions, or any of the provisions of Sections 5.3 and 5.4(e).

      (b) dissolve the Partnership.

      (c) subject to Section 5.3, remove the General Partner and elect a new General Partner, although for purposes of this Section 8.2(c), the General Partner holding limited partnership interests may not participate in the vote on removal or election of a new General Partner.

      (d) subject to Section 4.3(b), approve or disapprove a sale of all or substantially all of the assets of the Partnership.

                                   ARTICLE IX

                                  MISCELLANEOUS

      9.1. APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT. (a) Each Limited Partner, including each Substituted Limited Partner, by his execution or acceptance of this Agreement, irrevocably constitutes and appoints the General Partner his true and lawful attorney-in-fact with full power and authority in his name, place and stead to execute, acknowledge, deliver, swear to, file and record at appropriate public offices such documents as may be necessary or appropriate to carry out this Agreement, including but not limited to:

            (i) all certificates and other instruments (including counterparts of this Agreement), and any amendment thereof, which General Partner deems appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners will have limited liability comparable to that provided by the Act) in the jurisdictions in which the Partnership may conduct business or in which such formation, qualification or continuation is, in the opinion of the General Partner, necessary or desirable to protect the limited liability of the Limited Partners;

            (ii) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments which the General Partner deems appropriate to reflect a change or modification of the Partnership in accordance with this Agreement;

            (iii) all conveyances and other instruments which the General Partner deems appropriate to reflect the dissolution and termination of the Partnership in accordance with this Agreement; and

            (iv) all statements or other instruments which the General Partner deems necessary or appropriate to comply with or minimize tax withholding obligations under the law of any state.

      (b) The appointment by all Limited Partners of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying on the power of the General Partner to act as contemplated by this Agreement in any filing and other action by it on behalf of the Partnership, and shall survive the bankruptcy, death, adjudication of incompetence or insanity, or dissolution of any Person hereby giving such power and the transfer or assignment of all or any part of the Units of such Person; provided, however, that in the event of the transfer by a Limited Partner of all his Units, the power of attorney of a transferor Limited Partner shall survive such transfer only until such time as the transferee has been admitted to the Partnership as a Substituted Limited Partner and all required documents and instruments have been duly executed, filed and recorded to effect such substitution.

      9.2. AMENDMENTS. (a) Each Limited Partner and Substituted Limited Partner on his admission to the Partnership as contemplated hereby and reflection in the records of the Partnership as a Limited Partner shall be deemed to have adopted, and to have agreed to be bound by all the provisions of, this Agreement and to have authorized the General Partner to execute (should the General Partner deem it advisable) a counterpart of this Agreement on his behalf.

      (b) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner with the Consent of a majority in interest of the Limited Partners; provided, however, that without the Consent of the Partners to be adversely affected by the amendment, this Agreement may not be amended so as to (i) convert a Limited Partner's Interest into a general partner's interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the interest of a Partner in Profits, Losses, or distributions.

      (c) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner, without the consent of any of the Limited Partners, (i) to add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners;
(ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iii) to delete or add any provision of this Agreement required to be so deleted or added by the staff of the Securities and Exchange Commission or other federal agency or by a state securities commissioner or similar official, which addition or deletion is deemed by such Commission, agency, commissioner or official to be for the benefit or protection of the Limited Partners; (iv) to take such action as may be necessary (if any) to cause the assets of the Partnership not to come within the definition of plan assets under the Employee Retirement Income Security Act of 1974; (v) to give effect to any action permitted pursuant to
Section 6.1(e); and (vi) to make technical changes to the Partnership's tax allocation provisions to conform such provisions to the requirements of the Code and the Treasury Regulations; provided, however, that no amendment shall be adopted pursuant to this Section 9.2(c) unless, in the opinion of the General Partner, the adoption thereof (A) is for the benefit of or not adverse to the interests of the Limited Partners;
(B) is consistent with Section 4.3; (C) does not affect distributions or the allocation of Profits or Losses (except as otherwise provided herein) among the Limited Partners or between the Limited Partners as a class and the General Partner; and (D) does not affect the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

      (d) In making any amendments, there shall be prepared and filed for recordation by the General Partner such documents and certificates as are required to be prepared and filed under the Act and under the laws of the other jurisdictions under the laws of which the Partnership is then formed or qualified.

      9.3. SECURITY INTEREST AND RIGHT OF SETOFF. As security for any withholding tax or other liability or obligation to which the Partnership may be subject as a result of any act or status of any Limited Partner or to which the Partnership becomes subject with respect to the interest of any Limited Partner, the Partnership shall have (and each Limited Partner hereby grants to the Partnership) a security interest in all distributions distributable to such Limited Partner to the extent of the amount of such withholding tax or other liability or obligation. The Partnership shall have a right of setoff against any such distributions in the amount of such withholding tax or other liability or obligation.

      9.4. OWNERSHIP BY LIMITED PARTNER OF INTEREST IN GENERAL PARTNER OR AFFILIATES. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate of the General Partner if such ownership by itself or in conjunction with the stock or other interest owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners and prospective Limited Partners as is required to establish compliance with this Section 9.4.

      9.5. PARTIES BOUND. Except as otherwise expressly provided in this Agreement, all provisions of this Agreement shall bind, benefit, and be enforceable by or against, the heirs, executors, administrators, personal representatives, successors and permitted assigns of the parties hereto. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Partnership or any creditor (other than the Partnership) of any Partner.

      9.6. GOVERNING LAW; CONSTRUCTION. This Agreement and the rights and obligations of the Partners shall be governed by and construed and enforced in accordance with the laws of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflict of laws of such state. Captions in this Agreement have been inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

                                    ARTICLE X

                                   DEFINITIONS

      10.1. DEFINED TERMS. The following terms shall have the meanings specified in this Article X unless the context otherwise requires.

      "Acquisition Expenses" means expenses, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

      "Acquisition Fees" means the total of all fees and commissions paid by any party in connection with the purchase or development of property by the Partnership, except a Development Fee paid to a Person not affiliated with the General Partner in connection with the actual development of a project after acquisition of the land by the Partnership. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, nonrecurring management fee or any other fee of a similar nature, however designated.

      "Act" means the Delaware Revised Uniform Limited Partnership Act.

      "Adjusted Capital Contributions" means an amount equal to the Capital Contributions made by the Limited Partners on the purchase of their Units, reduced by an amount equal to all distributions (other than distributions of Cash Flow) made to the Limited Partners under Section 3.1(a)(i), but in no event less than zero.

      "Affiliate" or "Affiliated Person" of a specified Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities of the specified Person, (iii) any officer, director or partner of the specified Person, and (iv) if the specified Person is an officer, director or partner, any company for which such Person acts in any such capacity

      "Agreement" means this Restated Limited Partnership Agreement, as originally executed and as amended from time to time, as the context requires. Words such as "herein," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole.

      "Capital Account" of any Partner means the capital account of such Partner that is established on the books of the Partnership and adjusted pursuant to
Section 2.7.

      "Capital Contribution" means the gross amount of investment in the Partnership by a Limited Partner or all Limited Partners, as the case may be (or the predecessor holders of the Units of any Partner or Partners).

      "Cash Available for Distribution" means Cash Flow less amounts set aside for restoration or creation of reserves.

      "Cash Flow" means Partnership cash funds provided from operations (including lease payments on net leases from builders and sellers) without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

      "Consent" means either (i) the consent given by vote at a meeting called and held in accordance with Section 8.1, or (ii) a written consent given pursuant to this Agreement or (iii) the act of granting such consent, as the context may require.

      "Construction Fee" means a fee for acting as general contractor to construct improvements on the Partnership's property either initially or at a later date.

      "Controlling Person" means any Person, whatever his or her title, performing functions for the General Partner or its Affiliates similar to those of chairman or member of the board of directors or executive management (such as the president, vice president or senior vice president, corporate secretary or treasurer), senior management (such as the vice president of an operating division who reports directly to executive management), or any Person holding a 5% or more equity interest in the General Partner or its Affiliates or having the power to direct or cause the direction of the General Partner or its Affiliates, whether through the ownership of voting securities, by contract, or otherwise.

      "Cumulative Return" means an amount equal to 10% per year simple interest on the Adjusted Capital Contributions of the Limited Partners, calculated from the earlier of (i) the end of the calendar quarter in which the Capital Contributions were made or (ii) the Closing Date.

      "Development Fee" means a fee for the packaging of the Partnership's property, including negotiating and approving plans and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.

      "Final Closing" means the last time at which subscribers for Units are admitted as Limited Partners.

      "Financing" (except for purposes of Section 4.3(o)) means any mortgage financing, refinancing or borrowing secured by the Partnership's property

      "Front-End Fees" means fees and expenses paid by any Person for any services rendered during the Partnership's organizational or acquisition phase, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses and any other similar fees, however designated.

      "General Partner" means Southeast Acquisitions, Inc., a Delaware corporation, and, as herein provided, any additional General Partner or any successor to any General Partner.

      "Initial Closing" means the first time at which subscribers for Units are admitted as Limited Partners.

      "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the Partner's interest in Profits, Losses, distributions and capital and the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with this Agreement. Reference to a majority in interest of the Limited Partners means Limited Partners whose combined Units represent over 50% of the Units of all Limited Partners.

      "Investment in Property" means the amount of Limited Partners' Capital Contributions actually paid or allocated to the purchase, development, construction or improvement of properties acquired by the Partnership (including the purchase of properties, working capital reserves allocable thereto (not in excess of 5%), and other cash payments such as interest and taxes, but excluding Front-End Fees).

      "Limited Partners" means the Persons admitted to the Partnership pursuant to Sections 2.2, 2.4 and 6.2.

      "Notification" or "Notice" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by registered, certified or regular mail to such Person at his last known mailing address; however, any written communication containing such information sent to such Person and actually received by such Person shall constitute Notification or Notice for all purposes of this Agreement.

      "Organization and Offering Expenses" means all expenses incurred by the Partnership in connection with the formation of the Partnership, the registration and qualification of the Units under federal and state securities laws and the offering and sale of the Units, including advertising expenses and selling commissions and selling allowances paid in connection with the sale of the Units.

      "Partner" means any General Partner or Limited Partner.

      "Person" means any individual, partnership, corporation, trust or other entity.

      "Profits" or "Losses" means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a), and for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in such taxable income or loss, with the following adjustments:

      (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

      (b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

      (c) Notwithstanding any other provisions of this Agreement, any items which are specially allocated pursuant to Sections 3.5, 3.7 or 3.8 shall not be taken into account in computing Profits or Losses.

      "Prospectus" means the Partnership's prospectus contained in the Registration Statement filed with the Securities and Exchange Commission for the registration of the Units under the Securities Act of 1933, in the final form in which such Prospectus is filed with such Commission and as thereafter supple-mented pursuant to Rule 424 under such act. Any reference herein to "date of the Prospectus" shall be deemed to refer to the date of the Prospectus in the form filed pursuant to Rule 424 of such act.

      "Purchase Price" means the price paid on the purchase or sale of a particular property, including the amount of Acquisition Fees and all liens and mortgages on the property, but excluding points and prepaid interest.

      "Sale" means any Partnership transaction (other than the receipt of Capital Contributions) not in the ordinary course of its business, including, without limitation, sales, exchanges or other dispositions of real or personal property, condemnations, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds), but excluding any Financing.

      "Sale or Financing proceeds," "Sale proceeds" or "Financing proceeds" mean all cash receipts arising from a Sale or Financing, as the context requires, less (i) the amount necessary for the payment of all debts and obligations related to the particular Sale or Financing; (ii) the amount of cash paid or to be paid in connection with such Sale or Financing (which shall include, with regard to damage recoveries or insurance or condemnation proceeds, cash paid or to be paid in connection with repairs, replacements or renewals, in the discretion of the General Partner, relating to the damage to or partial condemnation of the affected property); and (iii) the amount considered appropriate by the General Partner to pay taxes, insurance, debt service, repairs, replacements or renewals, or other costs or expenses of the Partnership (including costs of improvements or additions in connection with the Partnership's property) or to provide reserves.

      "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, a program or any Person who will manage or participate in the management of a program, and any Affiliate of any such Person, but does not include a Person whose only relation with the program is as that of an independent property manager, whose only compensation is as such. "Sponsor" does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services rendered in connection with the offering of syndicate interests.

      "Substituted Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 6.2.

      "Termination" of a General Partner means the occurrence as to such General Partner of an event of withdrawal as defined in paragraphs (1), (2), (3), (6),
(7), (8), (9) and (10) of Section 17-402 of the Act (and the events referred to in paragraphs (4) and (5) of Section 17-402 shall not constitute such an event of withdrawal). Such Partner is referred to as a "Terminated" Partner.

      "Treasury Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "Unit" means the interest of a Limited Partner attributable to a Capital Contribution of $1,000.

      "Unpaid Cumulative Return" as of any date means an amount equal to the Cumulative Return as of such date less the sum of all distributions to the Limited Partners on or before such date under Section 3.1(a)(ii) or, if made from Cash Flow, under Section 3.1(a)(i), but in no event less than zero.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:
                                       Southeast Acquisitions, Inc.

                                       By: /s/ John P. Boyle
                                           ------------------------

                                       INITIAL LIMITED PARTNER:
                                       F M Initial, Inc.

                                       By: /s/ Anthony R. Baldron
                                           ------------------------

                                    EXHIBIT B

                             ALTERNATIVE AMENDMENTS

                          FIRST ALTERNATIVE AMENDMENTS
                                    SEA III

                               FIRST AMENDMENT TO
                   RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                        SOUTHEAST ACQUISITIONS III, L.P.

        This FIRST AMENDMENT (this "Amendment"), dated as of June 10, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions III, L.P. (the "Partnership"), dated June 1, 1989, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.

        WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on June 10, 1997; and

        WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.

        NOW, THEREFORE, the Amendments are adopted and are effective as of June 10, 1997.

        1. Southeast Acquisitions, Inc. is hereby removed as the General Partner of the Partnership, and Southern Management Group of Tennessee, LLC a Tennessee Limited Liability Company is substituted therefor as successor General Partner of the Partnership. On and after the date of this Amendment, except as the context may otherwise require, all references to the General Partner in the Partnership Agreement shall mean Southern Management Group of Tennessee, LLC.

        2.      Section 1.3 is amended in its entirety to read as follows:

                "1.3. TERM. The Partnership shall exist for a term ending December 31, 2000, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

        3. Section 1.4 is hereby amended in its entirety to read as follows:

                "1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 301 South Perimeter Park Drive, Suite 115, Nashville, TN 37211, or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine."

        4. The first sentence of Section 2.1 is amended in its entirety to read as follows:

                "2.1. GENERAL PARTNER. The General Partner is Southern Management Group of Tennessee, LLC a Tennessee Limited Liability Company, 301 South Perimeter Park Drive, Suite 115, Nashville, Tennessee".

        5. Section 4.2(a) is amended by adding at the end of the section the following:

                "(xiii) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

        6. Section 4.3(b) is hereby amended in its entirety to read as follows:

                "(b) Without the consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to:

                        (i) sell or otherwise dispose of at one time all or substantially all the assets of the Partnership, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 6.3 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold."

        7. Section 4.3(g) is deleted in its entirety and clauses 4.3(h) through (t) are hereby renumbered 4.3(g) through (s) respectively.

        8.      Section 4.5(b) is amended in its entirety to read as follows:

                "(b) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership from June 10, 1997 to the end of the Term, the General Partner shall receive a management fee of $26,500 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving their distributions in accordance with this Agreement."


        9. Section 4.5(c) shall be amended in its entirety to read as follows:

                "(c) The General Partner or its Affiliates may receive the entire competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following June 10, 1997, which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

         10. Section 11.1 is amended by adding the following definition as the first definition in the Section:

             "Acquisition Cost" with respect to a Partnership asset means the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest."

         and by adding the following definition following the definition of "Agreement":

             "all or substantially all the assets of the Partnership" means 60% or more of the real estate acreage held by the Partnership as of April 24, 1997."

         11. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

         12. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

         13. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.



GENERAL PARTNER                         SOUTHEAST ACQUISITIONS, INC.


                                        By ___________________________
                                        Name:
                                        Title:


SUCCESSOR GENERAL PARTNER               SOUTHERN MANAGEMENT GROUP, LLC


                                        BY ___________________________
                                        Name:
                                        Title:


LIMITED PARTNERS                        LIMITED PARTNERS


                                        By ___________________________
                                        Name:
                                        Title:

                         SECOND ALTERNATIVE AMENDMENTS
                                    SEA III

                               FIRST AMENDMENT TO
                   RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                        SOUTHEAST ACQUISITIONS III, L.P.

     This FIRST AMENDMENT (this "Amendment"), dated as of June 10, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions III, L.P. (the "Partnership"), dated June 1, 1989, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.

     WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on June 10, 1997; and

     WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.

     NOW, THEREFORE, the Amendments are adopted and are effective as of June 10, 1997.

     1.  Section 1.3 is amended in its entirety to read as follows:

         "1.3. TERM. The Partnership shall exist for a term ending December 31, 2000, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

     2. Section 4.2(a) is amended by adding at the end of the section the following:

         "(xiii) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

     3. Section 4.3(b) is hereby deleted in its entirety and Sections 4.3(c) through (f) are renumbered 4.3(b) through (e) respectively.

     4.  Section 4.3(g) is deleted in its entirety and Sections 4.3(h) through
         (t) are hereby renumbered 4.3(f) through (r) respectively.

     5. Section 4.5(b) is amended in its entirety, effective as of January 1, 2000, to read as follows:

         "(a) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership from January 1, 2000 to the end of the Term, the General Partner shall receive a management fee of $26,500 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving his distributions in accordance with the Agreement."

     6.  Section 4.5(c) is amended in its entirety as follows:

         "(d) The General Partner or its Affiliates may receive the entire competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following June 10, 1997 which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

     7. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

     8. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

     9. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.

GENERAL PARTNER                                    SOUTHEAST ACQUISITIONS, INC.


                                        By
                                           ------------------------------------
                                        Name:
                                        Title:




LIMITED PARTNERS                        LIMITED PARTNERS


                                        By
                                           ------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT C


                           AGREEMENT BETWEEN SOUTHERN
                         MANAGEMENT GROUP OF TENNESSEE,
                       R. W. SORENSON AND THE PARTNERSHIP.

                                    AGREEMENT



      THIS AGREEMENT is made as of this 1st day of April 1997, by and between SOUTHERN MANAGEMENT GROUP OF TENNESSEE, LLC, a Tennessee Limited Liability Company ("SMGT"), Richard W. Sorenson, individually ("Sorenson"), SOUTHEAST ACQUISITIONS I, L.P. ("SEA I"), SOUTHEAST ACQUISITIONS II, L.P. ("SEA II"), and SOUTHEAST ACQUISITIONS III, L.P. ("SEA III") (collectively the "SEA Partnerships" and individually a "Partnership") by SOUTHEAST ACQUISITIONS, INC. as General Partner of the SEA Partnerships (the "General Partner").


                                    RECITALS

      WHEREAS, Sorenson has formed SMGT as the prospective new General Partner of the SEA Partnerships; and

      WHEREAS, upon the requisite approval by the Unit holders of SEA I, SEA II, and SEA III, SMGT has agreed to be substituted as the new General Partner, and assume all the attendant responsibilities and obligations of the General Partner of such of the SEA Partnerships as approve the substitution; and

      WHEREAS, each of the SEA Partnerships will incur certain costs and expenses in connection with the substitution of a new General Partner including, without limitation, those relating to the solicitation of proxies; and

      WHEREAS, SMGT and Sorenson are willing to indemnify the SEA Partnerships against such costs and expenses upon a default by SMGT or Sorenson under this Agreement; and

      WHEREAS, each of the SEA Partnerships is willing to indemnify Sorenson and SMGT against their costs and expenses relating to the substitution with respect to its respective Partnership, if such Partnership defaults under this Agreement.

      NOW, THEREFORE, upon the premises set forth herein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

Section 1.  Substitution of New General Partner.


      (a) If a majority in interest of the Unit holders of SEA I votes to approve the First Alternative Amendments to the Partnership Agreement for SEA I, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about April 24, 1997 (the "SEA I Proxy")) at the special Meeting of Limited Partners to be held on or about June 11, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMGT agrees to be substituted as the new General Partner of SEA I.

      (b) If a majority in interest of the Unit holders of SEA II votes to approve the First Alternative Amendments to the Partnership Agreement for SEA II, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about April 24, 1997 (the "SEA II Proxy")) at the Special Meeting of Limited Partners to be held on or about June 10, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMGT agrees to be substituted as the new General Partner of SEA II.

      (c) If a majority in interest of the Unit holders of SEA III votes to approve the First Alternative Amendments to the Partnership Agreement for SEA III, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about April 24, 1997 (the "SEA III Proxy")) at the Special Meeting of Limited Partners to be held on or about June 10, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMGT agrees to be substituted as the new General Partner of SEA III.

Section 2.  Execution of Partnership Agreements.

      Following each approval as set forth in Section 1(a) through (c) above, SMGT will execute the relevant Partnership Agreement, as amended by the First Alternative Amendments, as attached to the respective Proxy Statements as Exhibits A and B thereto, thereby agreeing to be bound by all the terms and conditions of such Partnership Agreement, as amended.

Section 3.  Transfer of General Partner Interest

      Upon execution of a Partnership Agreement by SMGT in accordance with
Section 2, the General Partner agrees to transfer to SMGT all of its interest as General Partner of such Partnership. The General Partner represents that it has the right to transfer such interest and that following such transfer and the satisfaction of all the conditions to SMGT being substituted as a General Partner set forth in the relevant Partnership Agreement, SMGT will be a duly appointed General Partner of such Partnership with all rights and obligations of the General Partner of such Partnership.

Section 4.  Transfer of Books and Records.

      No later than ten (10) business days after the execution of a Partnership Agreement by SMGT in accordance with Section 2, the General Partner will deliver to SMGT all of the books and records in its possession of each of the Partnerships which has approved the substitution of SMGT as the new General Partner, along with a transmittal letter listing such such books and records being delivered; provided that the General Partner shall have the right to retain a copy of all such books and records. The General Partner agrees to cooperate with SMGT in the orderly transition of management and operation of such of the Partnerships as approve of the substitution of SMGT as the new General Partner, including, without limitation, making officers, employees and agents of the General Partner available to SMGT at reasonable times and for reasonable periods at their offices in Radnor, Pennsylvania and providing reasonable assistance to SMGT in its preparation and filing of second quarter financial reports for such Partnerships.

Section 5.  Representations and Warranties

      SMGT and Sorenson jointly and severally represent to the SEA Partnerships and the General Partner that all of the information provided by them or their affiliates to the General Partner or the SEA Partnerships and all statements appearing in the SEA I Proxy, the SEA II Proxy and the SEA III Proxy (individually a "Proxy Statement" and collectively the "Proxy Statements") based on such information and in the light of the circumstances under which they were made are not and, at the time the Proxy Statements are filed, will not be false or misleading with respect to any material fact, or omit, or at the time the Proxy Statements are filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. SMGT and Sorenson also undertake to provide to the Partnerships and the General Partner with any information necessary to correct any such statement in the Proxy Statements which becomes false or misleading prior to the Special Meetings referred to in such Proxy Statements.

      Each of the Partnerships represents to SMGT and Sorenson that all statements appearing in the Proxy Statement relating to such Partnership, other than statements based on materials or information provided by SMGT, Sorenson or their affiliates, in the light of the circumstances under which they were made are, and at the time such Proxy Statement is filed, will not be false or misleading with respect to any material fact, or omit or, at the time such Proxy Statement is filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. Each of the Partnerships undertakes to correct any such statement in the Proxy Statement relating to such Partnership which becomes false or misleading prior to the Special Meeting referred to in such Proxy Statement.

Section 6.  Indemnity.


      SMGT and Sorenson, as the principal member of SMGT, jointly and severally, agree to indemnify the Partnerships from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by the Partnerships in connection with the proposed substitution of SMGT as the new General Partner, including, without limitation, the costs and expenses relating to solicitation of proxies in connection with the substitution of SMGT for the existing General Partner in the event that Sorenson or SMGT defaults under any provision of this Agreement.

      Each of the Partnerships hereby severally agrees to indemnify SMGT and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMGT and Sorenson in connection with (i) the proposed substitution of SMGT as the new

General Partner of such Partnership, including, without limitation, the costs and expenses relating to solicitation of proxies to substitute SMGT for the existing General Partner, in the event that such Partnership defaults under any provision of this Agreement; and (ii) actions of such Partnership prior to the admission of SMGT as the new General Partner, including, without limitation, any liabilities or obligations of such Partnership that arose prior to the admission of SMGT as the new General Partner.

      The General Partner hereby agrees to indemnify SMGT and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMGT and Sorenson in connection with actions by the General Partner prior to the admission of SMGT as the new General Partner of a Partnership, including without limitation, any liabilities or obligations of the General Partner that arose prior to the admission of SMGT as the New General Partner of a Partnership.

Section 7.  Miscellaneous.

      (a) This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed therein. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

      (b) This Agreement constitutes the entire agreement of the parties hereto, regarding the subject matter hereof, and all prior agreements, understandings, representations and statements, oral or written, are hereby merged herein. In the event of a conflict between the terms of this Agreement and any prior written agreements, the terms of this Agreement shall prevail. This Agreement may only be amended or modified by an instrument in writing, signed by the party intending to be bound thereby.

      (c) This Agreement may be executed in counterparts, all of which taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              SOUTHERN MANAGEMENT GROUP OF TENNESSEE, LLC


                              By: /s/ RICHARD W. SORENSON
                                  -----------------------------
                              Name:  Richard W. Sorenson
                                  Title: Member


                               RICHARD W. SORENSON
                                  individually


                              /s/ RICHARD W. SORENSON
                              ---------------------------------


                              SOUTHEAST ACQUISITIONS I, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner


                              By: /s/ JAMES W. KELICAN, JR.
                                  -----------------------------
                              Name:
                              Title:


                              SOUTHEAST ACQUISITIONS II, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner


                              By: /s/ JAMES W. KELICAN, JR.
                                  -----------------------------
                              Name:
                              Title:

                              SOUTHEAST ACQUISITIONS III, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner


                              By: /s/ JAMES W. KELICAN, JR.
                                  -----------------------------
                              Name:
                              Title:

The date of this Proxy Statement is set forth in the lower right hand corner of this back cover page. Under no circumstances shall the information contained in this Proxy Statement be considered unchanged as of any date subsequent to the date hereof except with respect to information incorporated by reference herein pursuant to a subsequently dated document.



                           Summary Table of Contents

                Summary.................................   7
                Risk Factors............................  15
                History of the Partnership..............  18
                The General Partner.....................  20
                The Properties..........................  23
                The Amendments..........................  29
                Voting..................................  29
                Ownership of Units......................  38
                Experts.................................  40
                Available Information...................  41
                Incorporation of Certain Documents
                  by Reference..........................  41
                Appendix: Defined Terms................. I-1
                Exhibit A: Partnership Agreement........ A-1
                Exhibit B: Amendments to
                  Partnership Agreement................. B-1
                Exhibit C: Agreement between
                  Southern Management Group of
                  Tennessee, R.W. Sorenson and
                  the Partnership....................... C-1



                        SOUTHEAST ACQUISITIONS III, L.P.


                                General Partner:
                          Southeast Acquisitions, Inc.
                            250 King of Prussia Road
                           Radnor, Pennsylvania 19087
                          Telephone No. (610) 964-7254
                          Facsimile No. (610) 964-7269



                               Information Agent:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                          Telephone No. (800) 829-6551
                          Facsimile No. (212) 809-8839



                                Proxy Statement

                                 April __, 1997

PROXY                                                                    PROXY

                        SOUTHEAST ACQUISITIONS III, L.P.
                            250 KING OF PRUSSIA ROAD
                           RADNOR, PENNSYLVANIA 19087
                            TELEPHONE (610) 964-7254

  THIS PROXY IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP

        The undersigned hereby appoints Arthur W. Mullin and James W. Kelican, Jr. as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes either of them to represent and vote, as designated below, all of the Units of the Partnership that the undersigned held as a Limited Partner on April 24, 1997 the Record Date at the Special Meeting to be held on June 10, 1997, and any adjournment thereof. Capitalized term used but not defined in this Proxy Card have the meanings given to them in the Partnership's Proxy Statement for the Special Meeting.

        1.      PROPOSAL TO APPROVE FIRST ALTERNATIVE AMENDMENTS

                / / FOR approval of the First Alternative Amendments

                / / AGAINST approval of the First Alternative Amendments

                / / ABSTAIN from voting for approval of the First
                    Alternative Amendments

        2.      PROPOSAL TO APPROVE SECOND ALTERNATIVE AMENDMENTS

                / / FOR approval of the Second Alternative Amendments

                / / AGAINST approval of the Second Alternative Amendments

                / / ABSTAIN from voting for approval of the Second
                    Alternative Amendments

        3. The Proxyholders are also authorized to vote upon procedural matters coming before the Special Meeting in accordance with their best judgment.

                          (continued from other side)


THE PROXYHOLDERS WILL VOTE THE UNDERSIGNED'S UNITS IN THE MANNER DIRECTED HEREON. YOU MAY VOTE IN FAVOR OF OR AGAINST OR ABSTAIN FROM VOTING WITH RESPECT TO ONE OR BOTH OF THE ALTERNATIVE AMENDMENTS. IF YOU VOTE IN FAVOR OF BOTH ALTERNATIVE AMENDMENTS, OR IF YOU RETURN A SIGNED PROXY CARD WITHOUT INDICATING HOW YOU WISH TO VOTE ON EITHER OF THE ALTERNATIVE AMENDMENTS, YOUR VOTE WILL BE COUNTED AS A VOTE FIRST FOR THE FIRST ALTERNATIVE AMENDMENTS AND ONLY FOR THE SECOND ALTERNATIVE AMENDMENTS IF THE FIRST ALTERNATIVE AMENDMENTS ARE NOT ADOPTED.

        Please sign and date below. When Units are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

                                        ----------------------------------------

PLEASE MARK, SIGN, DATE,                ----------------------------------------
AND RETURN THIS PROXY                                 Signature
CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.                  ----------------------------------------
                                               Signature if held jointly

                                         Dated:             , 1997
                                                 -----------
                                        ----------------------------------------